UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Fund Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period :	August 1, 2017 — July 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Short Duration Income Fund

**Annual report**
**7 | 31 | 18**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PSDTX

Putnam
Short Duration
Income Fund

Annual report
7 | 31 | 18

Consider these risks before investing: Putnam Short Duration Income Fund is not a money market fund. The effects of inflation may erode the value of your investment over time. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy and interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may also lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

September 10, 2018

Dear Fellow Shareholder:

During 2018, we have seen conditions for global financial markets become a bit more normal after an extended period of record advances coupled with low volatility. A downturn early in the year pushed stocks into a brief correction, while the subsequent market rally has experienced occasional setbacks. Both stocks and bonds have been somewhat more volatile, due in part to uncertainty surrounding trade policy and U.S. interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam Short Duration Income Fund is designed for investors who seek a conservative risk profile and low volatility, along with income potential. Managed by a team of industry veterans, the fund offers a level of flexibility not necessarily available in other conservative investment options. Because the fund is not a money market fund, the managers can invest in a broader range of sectors and securities that may offer higher yields without taking on significantly more risk.

2 Short Duration Income Fund

A broader range of income opportunities

The fund can invest in a wider range of securities than is available to money market funds.

Investors should be aware of the differences between Putnam Short Duration Income Fund and money market funds before investing: Both seek to preserve capital and maintain liquidity. Money market funds generally focus on stability of principal, while Putnam Short Duration Income Fund seeks a balance of stability and income, which may result in increased volatility. Money market funds seek to maintain a net asset value (NAV) of $1.00 per share; the NAV of Putnam Short Duration Income Fund will fluctuate to reflect the market value of the portfolio. The fund’s fees and expenses differ from money market funds; see the prospectus for details. The fund can invest in more bond sectors than money market funds and, as a result, will be exposed to a larger number of risks. Neither money market funds nor this fund is insured or guaranteed by the FDIC or any other government agency, and investors can lose money in each.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. See below and pages 9–11 for additional performance information. The fund had expense limitations during the period, without which returns would have been lower.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 13–14.

4 Short Duration Income Fund

Please describe the market environment for the 12-month period ended July 31, 2018?

Economic conditions remained strong during the annual reporting period. U.S. gross domestic product [GDP] surpassed 4% in the second quarter of 2018 and the unemployment rate fell from 4.3% to 3.9%. Earlier in the period, at the end of 2017, Congress passed the Tax Cuts and Jobs Act after a contentious year of legislative gridlock. The tax cuts are now providing stimulus to the U.S. economy. Inflation readings remained tame despite winter weather-related disruptions in the United States and an uptick in oil prices.

Short-term interest rates continued to increase steadily. The Federal Reserve raised rates by 25 basis points in December 2017, March 2018, and June 2018, and signaled two more increases this year. The June rate increase pushed the funds rate target from 1.75% to 2.00%. In October 2017, the Fed began to gradually reduce its $4.5 trillion balance sheet that had been amassed since the 2008 financial crisis. The central bank allowed $10 billion to mature each month without being reinvested, and over the course of the year, this was stepped up to $30 billion per month. The quantitative tightening is expected to increase to $50 billion

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Allocations are shown as a percentage of the fund’s net assets as of 7/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date and settlement-date transactions.

each month by the end of 2018 and continue at that pace.

Interest rates rose across the Treasury yield curve, particularly during the second half of the reporting period. Since the Fed’s monetary policy affects the short end of the curve more than longer-term yields, the yield curve has flattened. Short-term yields rose almost 1% and long-term rates increased a little more than 20 basis points during the period. This dynamic continues to prompt comparisons with previous curve-flattening cycles that have preceded recessions. Overall, interest rates have normalized given the strengthening economy, the Fed’s actions, and the market’s response.

How did the fund perform?

The fund outperformed its benchmark, the ICE BofAML U.S. Treasury Bill Index, during the period. The fund returned 1.61% versus 1.39% for the benchmark for the 12 months ended July 31, 2018.

What holdings supported performance?

Short-term securities issued by the financials sector, including banks and brokerage firms, were the biggest drivers of performance. The financial industry typically makes up about half of the fund’s exposure, and we tend to invest in assets with maturities of less than three and one half years. We typically invest in commercial paper [CP] issued by a variety of corporations, but very little of the CP exposure is in banks. All credit sector exposures performed well because of the strength of U.S. and global economies and improving corporate earnings. These included securities from automotive, beverage, media & cable, and utility companies, and securitized debt.

We maintained a defensive interest-rate position in the fund given our expectation for higher short-term rates and volatility in the short end of the yield curve as it relates to credit spreads. The Fed has raised rates, and we expect them to continue to nudge short-term rates higher. The

6 Short Duration Income Fund

fund benefited from our interest-rate positioning because we maintained very short duration and were cautious about investing in the one-to three-year part of the curve. About 50% of our allocation was to floating-rate securities that reset according to changes in the London Interbank Offered Rate [LIBOR]. As rates rose, the coupons reset higher. We had a 30% to 40% allocation in commercial paper, giving the portfolio the flexibility, liquidity, and ability to react more quickly to the Fed raising rates.

Which strategies detracted from returns?

Our preference for credit sectors, rather than U.S. Treasury securities, remained beneficial. There were a handful of issuers that detracted from returns. However, the total contribution to underperformance at the issuer level was fractional. As a reminder, while we strive to maintain a low volatility net asset value [NAV], the NAV does fluctuate.

What is your outlook for the fixed-income markets?

We anticipate a positive market environment over the next year. We expect the Fed to raise rates two more times this year and again in 2019. Also, the fund has benefited from flows because of low volatility and the absolute level of interest rates. Investors were previously getting a little above a zero percent return on short-term funds, but now the returns are more than 2%. Short-term fixed-income securities are currently very attractive investment options for shareholders.

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/18. A bond rated BBB or higher (A-3/SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash and derivatives and may show a negative market value as a result of the timing of trade versus settlement date transactions. The fund itself has not been rated by an independent rating agency.

Short Duration Income Fund 7

U.S. growth is expected to be a bit better in the second half of the year, and we believe inflationary pressures will remain modest. There is policy tightening already built into the second half of 2018 as the Fed steps up the pace of balance sheet reductions in the third and fourth quarters of the year. At the same time, additional Treasury issuance as the deficit widens and the government rebuilds cash balances could add more upward pressure to short-term yields. This leads us to believe there is an increased risk of overtightening. Another risk to our view would be a downshift in the U.S. economy.

The escalating trade war is also a risk to this view. Tariffs imposed by the United States on a stand-alone basis would not likely materially lift inflation, and while disruptive to specific global supply chains, are not expected to shift the GDP growth trajectory too much. We believe that the greater damage to the economy will come through retaliation, with an impact on business confidence and the financial markets. With this backdrop, we expect to keep the portfolio conservatively positioned with regard to both interest-rate and credit risk.

Thank you, Joanne and Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Short Duration Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (10/17/11)	5.88%	0.85%	4.63%	0.91%	3.57%	1.18%	1.61%
Class B (10/17/11)	3.08	0.45	2.60	0.51	2.35	0.78	1.31
Class C (10/17/11)	3.07	0.45	2.60	0.51	2.35	0.78	1.31
Class M (10/17/11)	5.43	0.78	4.37	0.86	3.42	1.13	1.56
Class R (10/17/11)	3.07	0.45	2.60	0.51	2.35	0.78	1.21
Class R6 (7/2/12)	6.72	0.96	5.17	1.01	3.91	1.29	1.72
Class Y (10/17/11)	6.69	0.96	5.15	1.01	3.88	1.28	1.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of these share classes generally carry an initial sales charge or a contingent deferred sales charge. Performance for class R6 shares prior to its inception is derived from the historical performance of class Y shares.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 7/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	2.52%	0.37%	2.32%	0.46%	2.19%	0.72%	1.39%

Index results should be compared with fund performance at net asset value.

Short Duration Income Fund 9

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B, C, M, R, R6, and Y shares would have been valued at $10,308, $10,307, $10,543, $10,307, $10,672, and $10,669 respectively.

Fund price and distribution information For the 12-month period ended 7/31/18

Distributions	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Number	12	12	12	12	12	12	12
Income	$0.168274	$0.128254	$0.128251	$0.163258	$0.128246	$0.179253	0.178281
Capital gains
Long-term gains	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100
Short-term gains	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100	0.001100
Total	$0.170474	$0.130454	$0.130451	$0.165458	$0.130446	$0.181453	$0.180481
Share value at
net asset value
7/31/17	$10.06	$10.04	$10.04	$10.05	$10.05	$10.07	$10.07
7/31/18	10.05	10.04	10.04	10.04	10.04	10.06	10.06
Current rate
(end of period)
Current dividend rate[1]	2.22%	1.82%	1.82%	2.17%	1.82%	2.32%	2.31%
Current 30-day
SEC yield (with expense
limitation)[2,3]	2.17	1.77	1.77	2.12	1.77	2.28	2.27
Current 30-day SEC yield
(without expense
limitation)[3]	2.04	1.64	1.64	1.99	1.64	2.15	2.14

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short Duration Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (10/17/11)	5.69%	0.83%	4.58%	0.90%	3.32%	1.09%	1.62%
Class B (10/17/11)	2.92	0.43	2.55	0.50	2.20	0.73	1.22
Class C (10/17/11)	2.92	0.43	2.55	0.50	2.20	0.73	1.22
Class M (10/17/11)	5.24	0.77	4.22	0.83	3.17	1.04	1.47
Class R (10/17/11)	2.92	0.43	2.55	0.50	2.20	0.73	1.22
Class R6 (7/2/12)	6.52	0.95	5.13	1.01	3.65	1.20	1.63
Class Y (10/17/11)	6.49	0.94	5.10	1.00	3.73	1.23	1.72

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 7/31/17*	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%
Total annual operating expenses for the
fiscal year ended 7/31/17	0.55%	0.95%	0.95%	0.60%	0.95%	0.44%	0.45%
Annualized expense ratio for the
six-month period ended 7/31/18†	0.40%	0.80%	0.80%	0.45%	0.80%	0.29%	0.30%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/18.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Short Duration Income Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/18 to 7/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$1.99	$3.98	$3.98	$2.24	$3.98	$1.44	$1.49
Ending value (after expenses)	$1,009.00	$1,008.00	$1,008.00	$1,008.70	$1,008.00	$1,009.50	$1,009.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/18, use the following calculation method. To find the value of your investment on 2/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$2.01	$4.01	$4.01	$2.26	$4.01	$1.45	$1.51
Ending value (after expenses)	$1,022.81	$1,020.83	$1,020.83	$1,022.56	$1,020.83	$1,023.36	$1,023.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short Duration Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are not subject to an initial sales charge or a CDSC, except that a CDSC may apply to certain redemptions of class A shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge if the shares are redeemed within nine months of the original purchase. Exchange of your fund’s class A shares into another Putnam fund may involve an initial sales charge.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge or a CDSC, except that a CDSC of 1.00% may apply to class C shares obtained in an exchange for class C shares of another Putnam fund if exchanged within one year of the original purchase date.

Class M shares are not subject to an initial sales charge or a CDSC. Exchange of your fund’s class M shares into another Putnam fund may involve an initial sales charge.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Short Duration Income Fund 13

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2018, Putnam employees had approximately $523,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Short Duration Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Short Duration Income Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

16 Short Duration Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2019. In addition, effective through at least November 30, 2018, Putnam Management will waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses) would exceed an annual rate of 0.24% of its average net assets. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and

Short Duration Income Fund 17

its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st

18 Short Duration Income Fund

or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about the fund’s total return, and your fund’s performance relative to its benchmark, for the one-year, three-year and five-year periods ended December 31, 2017. Over each of those periods, your fund’s class A share net return was positive and exceeded the return of its benchmark. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Short Duration Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Short Duration Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Income Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of July 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG has served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
September 10, 2018

Short Duration Income Fund 21

The fund’s portfolio 7/31/18

	Principal
CORPORATE BONDS AND NOTES (47.8%)*	amount	Value
Banking (31.1%)
ABN AMRO Bank NV 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.64%), 2.973%, 1/18/19 (Netherlands)	$50,205,000	$50,317,560
ABN AMRO Bank NV 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.41%), 2.752%, 1/19/21 (Netherlands)	38,000,000	37,999,202
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. FRN (BBA LIBOR USD 3 Month + 0.66%), 2.995%,
9/23/19 (Australia)	28,940,000	29,123,259
Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.32%),
2.689%, 11/9/20 (Australia)	24,900,000	24,930,289
Australia & New Zealand Banking Group, Ltd. 144A
unsec. FRN (BBA LIBOR USD 3 Month + 0.50%), 2.831%,
8/19/20 (Australia)	19,950,000	20,038,500
Australia & New Zealand Banking Group, Ltd. 144A
unsec. FRN (BBA LIBOR USD 3 Month + 0.46%), 2.781%,
5/17/21 (Australia)	14,625,000	14,624,722
Bank of America Corp. sr. unsec. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.65%), 2.987%, 10/1/21	19,570,000	19,666,659
Bank of America Corp. sr. unsec. notes 6.875%, 11/15/18	6,410,000	6,490,688
Bank of America Corp. sr. unsec. sub. FRN (BBA LIBOR
USD 3 Month + 0.38%), 2.727%, 1/23/22	14,345,000	14,298,554
Bank of America Corp. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.04%), 3.379%, 1/15/19	21,664,000	21,762,138
Bank of America Corp. sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 1.42%), 3.762%, 4/19/21	22,683,000	23,321,345
Bank of America Corp. sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 0.66%), 3.007%, 7/21/21	22,970,000	23,091,879
Bank of Montreal sr. unsec. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.34%), 2.677%, 7/13/20 (Canada)	36,200,000	36,310,157
Bank of Montreal sr. unsec. unsub. FRN Ser. D, (BBA
LIBOR USD 3 Month + 0.46%), 2.797%, 4/13/21 (Canada)	11,600,000	11,647,653
Bank of Montreal sr. unsec. unsub. FRN Ser. MTN, (BBA
LIBOR USD 3 Month + 0.44%), 2.781%, 6/15/20 (Canada)	24,600,000	24,698,188
Bank of New York Mellon Corp. (The) sr. unsec.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.56%),
2.918%, 8/1/18	645,000	645,000
Bank of New York Mellon Corp. (The) sr. unsec. unsub.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.87%),
3.191%, 8/17/20	2,600,000	2,632,468
Banque Federative du Credit Mutuel SA 144A sr. unsec.
notes 1.90%, 3/28/19 (France)	19,255,000	19,135,544
Banque Federative du Credit Mutuel SA 144A sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.49%), 2.838%,
7/20/20 (France)	73,900,000	74,159,163
Barclays Bank PLC sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 0.65%), 3.013%, 8/7/20
(United Kingdom)	25,500,000	25,593,893
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.72%), 3.054%, 1/15/20	20,957,000	21,112,827

22 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.66%), 3.003%, 2/1/19	$11,313,000	$11,337,585
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.57%), 2.911%, 6/15/20	29,545,000	29,726,867
BB&T Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.22%), 2.563%, 2/1/21	8,850,000	8,832,137
BNP Paribas/BNP Paribas US Medium-Term Note
Program, LLC company guaranty sr. unsec. unsub.
notes Ser. MTN, 2.70%, 8/20/18 (France)	12,410,000	12,412,978
Branch Banking & Trust Co. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.45%), 2.789%, 1/15/20	10,000,000	10,037,734
Branch Banking & Trust Co. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.53%),
2.873%, 5/1/19	16,250,000	16,305,046
Canadian Imperial Bank of Commerce sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.32%), 2.664%,
2/2/21 (Canada)	27,300,000	27,304,225
Capital One Bank USA NA sr. unsec. notes Ser. BKNT,
2.30%, 6/5/19	25,100,000	24,996,006
Capital One NA/Mclean, VA sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.77%), 3.098%, 9/13/19	26,000,000	26,128,960
Citigroup, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.31%), 3.645%, 10/26/20	18,205,000	18,554,950
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.38%), 3.714%, 3/30/21	45,563,000	46,611,405
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.19%), 3.539%, 8/2/21	28,093,000	28,556,535
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.07%), 3.391%, 12/8/21	16,800,000	17,064,755
Citizens Bank NA sr. unsec. unsub. notes Ser. BKNT,
2.50%, 3/14/19	7,700,000	7,693,667
Citizens Bank NA/Providence RI sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.54%), 2.861%, 3/2/20	30,900,000	31,001,070
Citizens Bank NA/Providence RI sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.57%),
2.889%, 5/26/20	48,061,000	48,188,360
Commonwealth Bank of Australia 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.64%), 3.003%,
11/7/19 (Australia)	19,627,000	19,725,502
Commonwealth Bank of Australia 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.45%), 2.776%,
3/10/20 (Australia)	14,900,000	14,943,145
Commonwealth Bank of Australia 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.40%), 2.735%,
9/18/20 (Australia)	19,600,000	19,633,500
Commonwealth Bank of Australia 144A sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 1.06%), 3.401%,
3/15/19 (Australia)	6,550,000	6,587,003
Compass Bank sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.73%), 3.057%, 6/11/21	42,600,000	42,606,467
Cooperative Rabobank UA sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.83%), 3.161%, 1/10/22 (Netherlands)	29,100,000	29,499,909

Short Duration Income Fund 23

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
Cooperative Rabobank UA sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.43%), 2.765%, 4/26/21 (Netherlands)	$25,370,000	$25,369,036
Cooperative Rabobank UA sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.51%), 2.879%,
8/9/19 (Netherlands)	48,300,000	48,510,110
Credit Agricole SA/London 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.97%), 3.297%, 6/10/20
(United Kingdom)	5,005,000	5,059,785
Credit Agricole SA/London 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.80%), 3.139%, 4/15/19
(United Kingdom)	23,040,000	23,145,984
Credit Suisse Group Funding Guernsey, Ltd. company
guaranty sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 2.29%), 4.623%, 4/16/21 (United Kingdom)	57,703,000	60,191,493
Danske Bank A/S 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.58%), 2.894%, 9/6/19 (Denmark)	40,141,000	40,294,471
Danske Bank A/S 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.51%), 2.831%, 3/2/20 (Denmark)	25,200,000	25,269,230
DnB Bank ASA 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.37%), 2.707%, 10/2/20 (Norway)	69,605,000	69,740,131
Fifth Third Bank sr. unsec. FRN Ser. BKNT, (BBA LIBOR
USD 3 Month + 0.44%), 2.775%, 7/26/21	24,800,000	24,825,172
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.59%), 2.927%, 9/27/19	13,335,000	13,368,791
Fifth Third Bank/Cincinnati, OH sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.25%),
2.589%, 10/30/20	26,345,000	26,350,006
HSBC Holdings PLC sr. unsec. FRN (BBA LIBOR USD
3 Month + 2.24%), 4.561%, 3/8/21 (United Kingdom)	28,139,000	29,386,709
HSBC Holdings PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.66%), 3.99%, 5/25/21
(United Kingdom)	6,366,000	6,569,694
HSBC Holdings PLC sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 0.60%), 2.926%, 5/18/21
(United Kingdom)	28,000,000	28,089,471
HSBC USA, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.88%), 3.215%, 9/24/18	25,110,000	25,142,233
HSBC USA, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.77%), 3.133%, 8/7/18	13,250,000	13,251,930
HSBC USA, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.61%), 2.965%, 11/13/19	13,350,000	13,423,746
Huntington National Bank (The) sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.51%), 2.837%, 3/10/20	31,585,000	31,648,452
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 1.13%), 3.462%, 3/22/19 (Netherlands)	13,130,000	13,214,736
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.97%), 3.291%, 8/17/20 (Netherlands)	5,350,000	5,423,928
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.88%), 3.223%, 8/15/21 (Netherlands)	3,500,000	3,535,479
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.78%), 3.101%, 8/17/18 (Netherlands)	7,400,000	7,403,335

24 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
ING Bank NV 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.61%), 2.953%, 8/15/19 (Netherlands)	$8,000,000	$8,027,200
ING Bank NV 144A sr. unsec. notes 2.05%,
8/17/18 (Netherlands)	13,000,000	12,998,023
ING Bank NV 144A sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.69%), 3.027%, 10/1/19 (Netherlands)	14,455,000	14,523,061
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.48%), 3.78%, 3/1/21	22,584,000	23,183,459
JPMorgan Chase & Co. sr. unsec. unsub. FRN (
BBA LIBOR USD 3 Month + 1.21%), 3.544%, 10/29/20	16,152,000	16,456,379
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.96%), 3.302%, 1/23/20	23,528,000	23,786,783
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.68%), 2.98%, 6/1/21	11,960,000	12,025,206
JPMorgan Chase & Co. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.55%), 2.877%, 3/9/21	18,642,000	18,702,773
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.34%), 2.675%, 4/26/21	14,750,000	14,760,325
JPMorgan Chase Bank NA sr. unsec. unsub. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.29%),
2.633%, 2/1/21	6,000,000	6,000,126
KeyBank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.81%), 3.139%, 11/22/21	4,750,000	4,799,448
KeyCorp sr. unsec. unsub. notes Ser. MTN,
2.30%, 12/13/18	25,079,000	25,069,194
Lloyds Bank PLC company guaranty sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.49%), 2.853%, 5/7/21
(United Kingdom)	37,850,000	37,998,630
Lloyds Banking Group PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.80%), 3.13%, 6/21/21
(United Kingdom)	1,800,000	1,803,873
Manufacturers & Traders Trust Co. sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.27%),
2.605%, 1/25/21	53,120,000	53,092,271
Manufacturers & Traders Trust Co. sr. unsec. notes
Ser. BKNT, 2.30%, 1/30/19	22,700,000	22,665,164
Manufacturers & Traders Trust Co. unsec. sub.
FRN Ser. BKNT, (BBA LIBOR USD 3 Month + 0.64%),
2.94%, 12/1/21	12,650,000	12,636,497
Mellon Funding Corp. company guaranty unsec. sub.
notes 5.50%, 11/15/18	3,700,000	3,728,665
Mitsubishi UFJ Financial Group, Inc. sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.65%), 2.985%,
7/26/21 (Japan)	45,366,000	45,534,535
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 1.88%), 4.18%,
3/1/21 (Japan)	8,429,000	8,714,339
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 1.06%), 3.393%,
9/13/21 (Japan)	18,855,000	19,143,142
Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 1.19%), 3.538%,
10/20/18 (Japan)	15,234,000	15,266,601

Short Duration Income Fund 25

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
Mizuho Bank, Ltd. 144A company guaranty sr. unsec.
unsub. notes 2.15%, 10/20/18 (Japan)	$3,675,000	$3,671,914
Mizuho Financial Group, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.14%), 3.473%,
9/13/21 (Japan)	43,089,000	43,777,140
Mizuho Financial Group, Inc. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 1.48%), 3.817%,
4/12/21 (Japan)	12,700,000	12,993,826
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.69%), 3.016%,
12/9/19 (Australia)	2,600,000	2,618,460
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.59%), 2.921%,
1/10/20 (Australia)	17,750,000	17,865,375
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.58%), 2.905%,
9/20/21 (Australia)	28,200,000	28,266,834
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.51%), 2.839%,
5/22/20 (Australia)	25,700,000	25,823,894
National Australia Bank, Ltd. 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.35%), 2.687%,
1/12/21 (Australia)	27,900,000	27,865,795
National Bank of Canada company guaranty sr. unsec.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.56%),
2.886%, 6/12/20 (Canada)	21,023,000	21,141,880
National Bank of Canada sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.33%), 2.679%, 11/2/20 (Canada)	18,700,000	18,700,617
National Bank of Canada sr. unsec. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.84%), 3.176%,
12/14/18 (Canada)	5,070,000	5,082,807
Nordea Bank AB 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.99%), 3.309%, 5/27/21 (Sweden)	8,353,000	8,478,546
Nordea Bank AB 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.47%), 2.789%, 5/29/20 (Sweden)	51,875,000	52,032,181
Nordea Bank AB 144A sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.84%), 3.175%, 9/17/18 (Sweden)	15,800,000	15,818,616
PNC Bank NA sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.25%), 2.597%, 1/22/21	27,970,000	27,976,545
PNC Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.36%), 2.691%, 5/19/20	13,650,000	13,699,615
PNC Bank NA sr. unsec. notes Ser. BKNT, 1.70%, 12/7/18	11,700,000	11,665,338
PNC Financial Services Group, Inc. (The) sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.25%),
2.613%, 8/7/18	10,000,000	10,000,463
Regions Bank sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.38%), 2.717%, 4/1/21	31,865,000	31,830,058
Regions Bank sr. unsec. notes Ser. BKNT, 2.25%, 9/14/18	57,200,000	57,188,701
Royal Bank of Canada sr. unsec. FRN Ser. GMTN, (BBA
LIBOR USD 3 Month + 0.38%), 2.701%, 3/2/20 (Canada)	20,000,000	20,050,896
Royal Bank of Canada sr. unsec. FRN Ser. GMTN, (BBA
LIBOR USD 3 Month + 0.30%), 2.635%, 7/22/20 (Canada)	17,300,000	17,299,429

26 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
Royal Bank of Canada sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.70%), 3.027%, 12/10/18 (Canada)	$12,000,000	$12,030,395
Royal Bank of Canada sr. unsec. unsub. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.39%), 2.729%,
4/30/21 (Canada)	28,450,000	28,471,992
Santander Holdings USA, Inc. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 1.00%), 3.339%, 7/15/19	5,500,000	5,522,770
Santander UK PLC sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.62%), 2.92%, 6/1/21 (United Kingdom)	52,200,000	52,509,417
Santander UK PLC sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.30%), 2.654%, 11/3/20
(United Kingdom)	15,456,000	15,418,365
Santander UK PLC sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 0.85%), 3.18%, 8/24/18
(United Kingdom)	13,800,000	13,807,761
Santander UK PLC sr. unsec. unsub. notes 3.05%,
8/23/18 (United Kingdom)	5,500,000	5,502,683
Skandinaviska Enskilda Banken AB 144A sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.57%), 2.903%,
9/13/19 (Sweden)	45,200,000	45,399,739
Skandinaviska Enskilda Banken AB 144A sr. unsec. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.43%), 2.751%,
5/17/21 (Sweden)	44,450,000	44,449,155
Societe Generale SA company guaranty sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 1.08%), 3.417%,
10/1/18 (France)	14,625,000	14,644,276
State Street Bank & Trust Co. unsec. sub. notes
Ser. BKNT, 5.25%, 10/15/18	8,500,000	8,545,635
Sumitomo Mitsui Banking Corp. company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 0.35%), 2.686%,
1/17/20 (Japan)	26,000,000	26,044,200
Sumitomo Mitsui Banking Corp. 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.67%), 3.012%, 10/19/18 (Japan)	11,400,000	11,415,025
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 1.68%), 4.007%,
3/9/21 (Japan)	8,460,000	8,714,533
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 1.14%), 3.482%,
10/19/21 (Japan)	33,874,000	34,450,694
Sumitomo Mitsui Financial Group, Inc. sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.97%), 3.303%,
1/11/22 (Japan)	2,700,000	2,726,654
SunTrust Bank/Atlanta, GA sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.53%), 2.872%, 1/31/20	28,550,000	28,662,140
SunTrust Banks, Inc. sr. unsec. notes 2.35%, 11/1/18	44,882,000	44,869,611
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 0.47%), 2.80%,
5/24/21 (Sweden)	38,000,000	38,051,148
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 0.36%), 2.681%,
9/8/20 (Sweden)	15,000,000	15,025,323

Short Duration Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month
+ 1.15%), 3.487%, 3/30/21 (Sweden)	$18,400,000	$18,756,210
Svenska Handelsbanken AB company guaranty sr.
unsec. FRN Ser. BKNT, (BBA LIBOR USD 3 Month
+ 0.49%), 2.804%, 9/6/19 (Sweden)	6,000,000	6,024,255
Toronto-Dominion Bank (The) sr. unsec. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.24%), 2.575%,
1/25/21 (Canada)	28,500,000	28,456,278
Toronto-Dominion Bank (The) sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.65%), 3.005%,
8/13/19 (Canada)	6,000,000	6,028,933
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. GMTN, (BBA LIBOR USD 3 Month + 0.93%), 3.266%,
12/14/20 (Canada)	1,700,000	1,725,604
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 1.00%), 3.339%,
4/7/21 (Canada)	26,000,000	26,434,203
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.56%), 2.923%,
11/5/19 (Canada)	7,300,000	7,337,028
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.43%), 2.756%,
6/11/21 (Canada)	38,200,000	38,358,186
Toronto-Dominion Bank (The) sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.42%), 2.753%,
1/18/19 (Canada)	4,950,000	4,949,812
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.32%), 2.655%, 4/26/21	38,700,000	38,688,738
U.S. Bank NA sr. unsec. FRN Ser. BKNT, (BBA LIBOR USD
3 Month + 0.29%), 2.62%, 5/21/21	61,080,000	61,112,885
UBS AG/London 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.58%), 2.901%, 6/8/20 (United Kingdom)	21,000,000	21,071,967
UBS AG/London 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.48%), 2.78%, 12/1/20 (United Kingdom)	22,918,000	22,943,852
UBS AG/Stamford, CT sr. unsec. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 0.64%), 2.995%, 8/14/19	12,323,000	12,390,413
UBS Group Funding (Switzerland) AG 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.53%), 3.879%, 2/1/22 (Switzerland)	8,150,000	8,365,770
UBS Group Funding (Switzerland) AG 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 1.44%), 3.775%, 9/24/20 (Switzerland)	10,700,000	10,925,705
UBS Group Funding (Switzerland) AG 144A company
guaranty sr. unsec. notes (BBA LIBOR USD 3 Month
+ 1.78%), 4.119%, 4/14/21 (Switzerland)	28,554,000	29,451,726
Wells Fargo & Co. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.34%), 3.661%, 3/4/21	33,686,000	34,484,996
Wells Fargo & Co. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.03%), 3.36%, 7/26/21	14,960,000	15,203,129
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.88%), 3.227%, 7/22/20	31,847,000	32,211,584

28 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Banking cont.
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. N,
(BBA LIBOR USD 3 Month + 0.68%), 3.019%, 1/30/20	$12,383,000	$12,470,932
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN,
(BBA LIBOR USD 3 Month + 1.01%), 3.329%, 12/7/20	7,772,000	7,884,259
Wells Fargo Bank NA sr. unsec. FRN Ser. BKNT,
(BBA LIBOR USD 3 Month + 0.50%), 2.833%, 7/23/21	18,700,000	18,752,734
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.85%), 3.183%,
1/11/22 (Australia)	1,900,000	1,920,728
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.74%), 3.07%,
11/23/18 (Australia)	10,000,000	10,022,679
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.56%), 2.891%,
8/19/19 (Australia)	12,950,000	13,005,457
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.43%), 2.744%,
3/6/20 (Australia)	14,900,000	14,949,873
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.34%), 2.675%,
1/25/21 (Australia)	23,450,000	23,420,688
Westpac Banking Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.28%), 2.623%,
5/15/20 (Australia)	14,300,000	14,311,097
		3,411,247,277
Capital goods (0.1%)
John Deere Capital Corp. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.29%),
2.624%, 10/9/19	10,000,000	10,016,836
		10,016,836
Communication services (0.8%)
AT&T, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.91%), 3.229%, 11/27/18	12,300,000	12,330,077
AT&T, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.65%), 2.989%, 1/15/20	34,100,000	34,297,098
Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.58%), 2.916%, 1/17/20 (Netherlands)	22,550,000	22,641,813
Deutsche Telekom International Finance BV 144A
company guaranty sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.45%), 2.776%, 9/19/19 (Netherlands)	14,795,000	14,835,445
Verizon Communications, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.37%), 2.713%, 8/15/19	80,000	80,169
		84,184,602
Conglomerates (0.4%)
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.34%), 2.675%, 3/16/20 (Netherlands)	25,150,000	25,233,753
Siemens Financieringsmaatschappij NV 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.32%), 2.653%, 9/13/19 (Netherlands)	15,000,000	15,049,608
		40,283,361

Short Duration Income Fund 29

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Consumer cyclicals (2.0%)
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.50%), 2.833%, 12/13/19 (Canada)	$39,240,000	$39,275,462
Amazon.com, Inc. sr. unsec. notes 1.90%, 8/21/20	19,300,000	18,919,674
BMW US Capital, LLC 144A company guaranty sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.41%), 2.751%, 9/13/19	8,800,000	8,829,857
BMW US Capital, LLC 144A company guaranty sr. unsec.
FRN (BBA LIBOR USD 3 Month + 0.41%), 2.747%, 4/12/21	19,000,000	19,049,362
BMW US Capital, LLC 144A company guaranty sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.38%),
2.717%, 4/6/20	9,800,000	9,831,710
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN Ser. 1,
(BBA LIBOR USD 3 Month + 0.83%), 3.156%, 3/12/19	11,515,000	11,550,213
General Motors Financial Co., Inc. company guaranty
sr. unsec. FRN (BBA LIBOR USD 3 Month + 1.27%),
3.613%, 10/4/19	7,950,000	8,033,012
General Motors Financial Co., Inc. company guaranty sr.
unsec. unsub. FRB (BBA LIBOR USD 3 Month + 2.06%),
4.399%, 1/15/19	8,250,000	8,314,315
Moody’s Corp. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.35%), 2.671%, 9/4/18	22,950,000	22,953,966
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.58%), 2.917%, 1/13/20	10,250,000	10,295,181
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.52%), 2.853%, 9/13/19	15,000,000	15,038,390
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.39%), 2.727%, 7/13/20	29,800,000	29,793,384
Nissan Motor Acceptance Corp. 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.39%), 2.726%, 9/28/20	11,900,000	11,893,024
Toyota Motor Credit Corp. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.44%),
2.773%, 10/18/19	8,500,000	8,534,168
Toyota Motor Credit Corp. sr. unsec. unsub. FRN
Ser. MTN, (BBA LIBOR USD 3 Month + 0.39%),
2.726%, 1/17/19	2,105,000	2,108,389
		224,420,107
Consumer finance (0.9%)
American Express Co. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.33%), 2.669%, 10/30/20	28,400,000	28,415,541
American Express Co. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.53%), 2.846%, 5/17/21	9,500,000	9,551,380
American Express Credit Corp. sr. unsec. FRN Ser. MTN,
(BBA LIBOR USD 3 Month + 0.33%), 2.684%, 5/3/19	6,835,000	6,844,468
American Express Credit Corp. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.55%), 2.885%, 3/18/19	10,921,000	10,955,848
American Express Credit Corp. sr. unsec. unsub.
FRN Ser. GMTN, (BBA LIBOR USD 3 Month + 0.49%),
2.833%, 8/15/19	1,900,000	1,907,001
American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.57%),
2.909%, 10/30/19	6,200,000	6,223,423

30 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Consumer finance cont.
American Express Credit Corp. sr. unsec. unsub.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.43%),
2.751%, 3/3/20	$7,800,000	$7,829,289
American Honda Finance Corp. sr. unsec. unsub.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 0.34%),
2.695%, 2/14/20	14,700,000	14,734,109
Aviation Capital Group LLC 144A sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.67%), 3.013%, 7/30/21	7,710,000	7,724,125
		94,185,184
Consumer staples (2.4%)
Anheuser-Busch InBev Finance, Inc. company guaranty
sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 1.26%),
3.603%, 2/1/21	31,025,000	31,844,473
Conagra Brands, Inc. sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.50%), 2.839%, 10/9/20	14,020,000	13,984,763
Diageo Capital PLC company guaranty sr. unsec. unsub.
FRN (BBA LIBOR USD 3 Month + 0.24%), 2.566%, 5/18/20
(United Kingdom)	28,500,000	28,534,975
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.57%), 2.923%, 2/10/21	21,981,000	22,013,972
Kraft Heinz Co. (The) company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.42%), 2.789%, 8/9/19	29,038,000	29,082,283
McDonald’s Corp. sr. unsec. unsub. notes Ser. MTN,
2.10%, 12/7/18	49,000,000	48,924,757
Mondelez International Holdings Netherlands BV 144A
company guaranty sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.61%), 2.949%, 10/28/19 (Netherlands)	36,700,000	36,822,228
Mondelez International, Inc. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.52%), 2.863%, 2/1/19	11,750,000	11,769,238
PepsiCo, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.59%), 2.919%, 2/22/19	4,230,000	4,243,647
Tyson Foods, Inc. sr. unsec. sub. FRN (BBA LIBOR USD
3 Month + 0.45%), 2.768%, 5/30/19	8,700,000	8,712,737
Tyson Foods, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.45%), 2.781%, 8/21/20	24,000,000	24,067,391
		260,000,464
Energy (1.7%)
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.54%), 2.893%,
5/10/19 (United Kingdom)	2,000,000	2,006,445
BP Capital Markets PLC company guaranty sr. unsec.
unsub. FRN (BBA LIBOR USD 3 Month + 0.35%), 2.705%,
8/14/18 (United Kingdom)	16,010,000	16,013,039
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 2.241%, 9/26/18 (United Kingdom)	17,000,000	16,995,495
BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 1.768%, 9/19/19 (United Kingdom)	10,500,000	10,369,080
Chevron Corp. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.41%), 2.753%, 11/15/19	9,800,000	9,858,091
Chevron Corp. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.21%), 2.531%, 3/3/20	24,950,000	25,010,705

Short Duration Income Fund 31

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Energy cont.
EQT Corp. sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.77%), 3.107%, 10/1/20	$28,500,000	$28,509,552
Halliburton Co. sr. unsec. unsub. notes 2.00%, 8/1/18	6,680,000	6,680,000
Phillips 66 144A company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.75%), 3.089%, 4/15/20	21,349,000	21,357,772
Phillips 66 144A company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.65%), 2.989%, 4/15/19	22,250,000	22,258,286
Shell International Finance BV company guaranty sr.
unsec. unsub. notes 1.90%, 8/10/18 (Netherlands)	7,400,000	7,398,808
Total Capital International SA company guaranty sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.35%),
2.676%, 6/19/19 (France)	4,525,000	4,541,676
Total Capital International SA company guaranty sr.
unsec. unsub. notes 2.125%, 1/10/19 (France)	18,472,000	18,436,183
		189,435,132
Financial (0.5%)
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 0.83%), 3.169%, 1/15/19 (Canada)	5,000,000	5,017,620
Bank of Nova Scotia (The) sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 0.66%), 2.996%, 6/14/19 (Canada)	10,000,000	10,046,518
Bank of Nova Scotia (The) sr. unsec. unsub. FRN
Ser. BKNT, (BBA LIBOR USD 3 Month + 0.39%), 2.729%,
7/14/20 (Canada)	24,278,000	24,337,081
Berkshire Hathaway Finance Corp. company guaranty
sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.32%),
2.651%, 1/10/20	19,750,000	19,820,554
		59,221,773
Health care (1.0%)
AstraZeneca PLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.53%), 2.86%, 11/16/18 (United Kingdom)	42,300,000	42,359,718
Becton Dickinson and Co. sr. unsec. unsub. notes
2.133%, 6/6/19	20,750,000	20,592,985
GlaxoSmithKline Capital PLC company guaranty sr.
unsec. unsub. FRN (BBA LIBOR USD 3 Month + 0.35%),
2.693%, 5/14/21 (United Kingdom)	23,750,000	23,875,869
UnitedHealth Group, Inc. sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.26%), 2.563%, 6/15/21	27,450,000	27,502,425
		114,330,997
Insurance (2.7%)
AIG Global Funding 144A sr. FRN (BBA LIBOR USD
3 Month + 0.48%), 2.817%, 7/2/20	28,938,000	29,004,401
AIG Global Funding 144A sr. FRN (BBA LIBOR USD
3 Month + 0.46%), 2.797%, 6/25/21	19,000,000	19,014,307
Jackson National Life Global Funding 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.48%), 2.807%, 6/11/21	23,250,000	23,300,310
Jackson National Life Global Funding 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.38%), 2.735%, 2/13/19	9,500,000	9,514,131
Jackson National Life Global Funding 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.30%), 2.637%, 4/27/20	47,500,000	47,498,092
Jackson National Life Global Funding 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.25%), 2.587%, 12/27/18	24,800,000	24,816,153

32 Short Duration Income Fund

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Insurance cont.
Metropolitan Life Global Funding I 144A FRN
(BBA LIBOR USD 3 Month + 0.43%), 2.756%, 12/19/18	$10,000,000	$10,016,246
Metropolitan Life Global Funding I 144A FRN
(BBA LIBOR USD 3 Month + 0.34%), 2.676%, 9/14/18	25,000,000	25,014,765
Metropolitan Life Global Funding I 144A notes
1.55%, 9/13/19	1,441,000	1,418,664
Metropolitan Life Global Funding I 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.23%), 2.569%, 1/8/21	11,500,000	11,496,953
Metropolitan Life Global Funding I 144A sr. FRN
(BBA LIBOR USD 3 Month + 0.22%), 2.546%, 9/19/19	10,300,000	10,317,453
Metropolitan Life Global Funding I 144A sr. notes
1.75%, 9/19/19	1,753,000	1,729,284
New York Life Global Funding 144A FRN (BBA LIBOR USD
3 Month + 0.39%), 2.732%, 10/24/19	15,000,000	15,063,443
Principal Life Global Funding II 144A FRN (BBA LIBOR
USD 3 Month + 0.30%), 2.629%, 2/22/19	10,000,000	10,012,904
Principal Life Global Funding II 144A FRN (BBA LIBOR
USD 3 Month + 0.30%), 2.603%, 6/26/20	37,200,000	37,174,927
Protective Life Global Funding 144A FRN (BBA LIBOR
USD 3 Month + 0.37%), 2.707%, 7/13/20	23,000,000	22,968,007
		298,360,040
Investment banking/Brokerage (1.7%)
Charles Schwab Corp. (The) sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.32%), 2.649%, 5/21/21	28,500,000	28,601,175
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 1.16%), 3.507%, 4/23/20	4,795,000	4,858,096
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
(BBA LIBOR USD 3 Month + 0.80%), 3.133%, 12/13/19	7,505,000	7,548,888
Goldman Sachs Group, Inc. (The) sr. unsec. unsub.
FRN Ser. MTN, (BBA LIBOR USD 3 Month + 1.10%),
3.443%, 11/15/18	29,611,000	29,699,344
Morgan Stanley sr. unsec. FRN Ser. GMTN, (BBA LIBOR
USD 3 Month + 0.55%), 2.903%, 2/10/21	25,830,000	25,874,944
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 1.18%), 3.528%, 1/20/22	9,200,000	9,347,596
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.98%), 3.315%, 6/16/20	11,042,000	11,175,975
Morgan Stanley sr. unsec. unsub. FRN Ser. 3NC2,
(BBA LIBOR USD 3 Month + 0.80%), 3.155%, 2/14/20	25,600,000	25,672,960
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN,
(BBA LIBOR USD 3 Month + 1.40%), 3.747%, 4/21/21	37,992,000	38,902,830
		181,681,808
Technology (0.7%)
Apple, Inc. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.20%), 2.563%, 2/7/20	25,000,000	25,063,413
Broadcom Corp./Broadcom Cayman Finance,Ltd.
company guaranty sr. unsec. unsub. notes
2.20%, 1/15/21	29,150,000	28,124,590
IBM Credit, LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.26%), 2.608%, 1/20/21	28,865,000	29,009,614
		82,197,617

Short Duration Income Fund 33

	Principal
CORPORATE BONDS AND NOTES (47.8%)* cont.	amount	Value
Utilities and power (1.8%)
Consolidated Edison Co. of New York, Inc. sr. unsec.
unsub. FRN Ser. C, (BBA LIBOR USD 3 Month + 0.40%),
2.739%, 6/25/21	$47,100,000	$47,216,180
Dominion Energy, Inc. 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.55%), 2.85%, 6/1/19	30,150,000	30,237,814
Dominion Energy, Inc. 144A sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.40%), 2.70%, 12/1/20	29,500,000	29,464,777
DTE Energy Co. sr. unsec. notes 1.50%, 10/1/19	7,000,000	6,871,161
Duke Energy Florida, LLC sr. unsec. unsub. notes
2.10%, 12/15/19	10,500,000	10,448,021
Edison International sr. unsec. notes 2.125%, 4/15/20	10,000,000	9,801,442
NextEra Energy Capital Holdings, Inc. company
guaranty sr. unsec. notes 1.649%, 9/1/18	7,000,000	6,993,490
Southern Co. (The) 144A sr. unsec. unsub. FRN (BBA
LIBOR USD 3 Month + 0.70%), 3.037%, 9/30/20	30,800,000	30,940,234
Total Capital SA company guaranty sr. unsec. unsub.
notes 2.125%, 8/10/18 (France)	2,500,000	2,499,983
TransCanada PipeLines, Ltd. sr. unsec. FRN (BBA LIBOR
USD 3 Month + 0.28%), 2.618%, 11/15/19 (Canada)	24,100,000	24,129,161
		198,602,263
Total corporate bonds and notes (cost $5,243,498,682)		$5,248,167,461

		Maturity	Principal
COMMERCIAL PAPER (40.3%)*	Yield (%)	date	amount	Value
Albermarle Corp.	2.254	8/21/18	$7,000,000	$6,990,176
Albermarle Corp.	2.407	8/14/18	21,500,000	21,480,025
Albermarle Corp.	2.335	8/10/18	11,000,000	10,992,716
Albermarle Corp.	2.303	8/8/18	4,000,000	3,997,884
Albermarle Corp.	2.294	8/7/18	18,900,000	18,891,253
Albermarle Corp.	2.406	8/3/18	9,000,000	8,998,219
Amcor, Ltd./Australia (Australia)	2.390	9/19/18	8,500,000	8,472,174
Amcor, Ltd./Australia (Australia)	2.390	9/18/18	31,000,000	30,900,717
Amcor, Ltd./Australia (Australia)	2.359	9/10/18	2,000,000	1,994,718
Amcor, Ltd./Australia (Australia)	2.389	9/7/18	33,000,000	32,919,779
Ameren Corp.	2.356	8/30/18	56,000,000	55,894,534
American Electric Power Co., Inc.	2.282	8/3/18	35,000,000	34,993,598
American Electric Power Co., Inc.	2.386	8/2/18	37,000,000	36,995,496
American Electric Power Co., Inc.	2.282	8/1/18	8,000,000	7,999,514
Amphenol Corp.	2.324	8/17/18	26,400,000	26,372,012
Amphenol Corp.	2.304	8/3/18	18,000,000	17,996,752
Arrow Electronics, Inc.	2.706	8/29/18	39,000,000	38,919,982
Arrow Electronics, Inc.	2.706	8/27/18	14,000,000	13,973,309
Arrow Electronics, Inc.	2.706	8/22/18	28,000,000	27,956,726
Assa Abloy Financial Services AB (Sweden)	2.326	8/30/18	8,500,000	8,483,779
AstraZeneca PLC (United Kingdom)	2.388	9/17/18	18,000,000	17,946,864
AstraZeneca PLC (United Kingdom)	2.286	8/22/18	10,000,000	9,986,647
Autonation, Inc.	2.500	8/1/18	50,000,000	49,996,538
AutoZone, Inc.	2.222	8/8/18	23,000,000	22,988,684
Aviation Capital Group, LLC	2.252	8/1/18	11,000,000	10,999,336
B.A.T. International Finance PLC (United Kingdom)	2.719	9/6/18	28,500,000	28,432,717

34 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (40.3%)* cont.	Yield (%)	date	amount	Value
Barclays Bank PLC (United Kingdom)	2.364	8/24/18	$47,500,000	$47,437,300
Bell Canada, Inc. (Canada)	2.409	9/19/18	9,500,000	9,469,428
Bell Canada, Inc. (Canada)	2.420	9/17/18	12,775,000	12,735,653
Bell Canada, Inc. (Canada)	2.420	9/11/18	29,500,000	29,421,186
Bell Canada, Inc. (Canada)	2.430	8/16/18	18,725,000	18,706,583
Berkshire Hathaway Energy Co.	2.202	8/14/18	28,900,000	28,874,993
Boston Scientific Corp.	2.434	8/20/18	13,000,000	12,983,728
Boston Scientific Corp.	2.403	8/15/18	26,000,000	25,975,733
Boston Scientific Corp.	2.454	8/14/18	8,985,000	8,977,187
BP Capital Markets PLC (United Kingdom)	2.334	10/16/18	10,000,000	9,951,041
BP Capital Markets PLC (United Kingdom)	2.334	10/10/18	19,000,000	18,915,200
BPCE SA (France)	2.475	12/14/18	10,000,000	9,907,936
BPCE SA (France)	2.475	12/11/18	45,000,000	44,596,013
BPCE SA (France)	2.622	8/1/18	45,500,000	45,497,564
Cabot Corp.	2.359	8/7/18	33,000,000	32,985,948
Canadian Natural Resources, Ltd. (Canada)	2.484	8/24/18	59,000,000	58,905,050
Canadian Natural Resources, Ltd. (Canada)	2.474	8/23/18	24,000,000	23,963,031
CBS Corp.	2.340	9/28/18	18,000,000	17,929,583
CBS Corp.	2.460	8/23/18	9,100,000	9,086,878
CBS Corp.	2.376	8/7/18	37,000,000	36,984,100
CenterPoint Energy Resources Corp.	2.304	8/15/18	17,500,000	17,484,177
CenterPoint Energy Resources Corp.	2.440	8/6/18	28,000,000	27,990,032
CenterPoint Energy, Inc.	2.253	8/9/18	23,500,000	23,487,381
Commerzbank US Finance, Inc.	2.323	10/23/18	47,000,000	46,746,231
Commonwealth Edison Co.	2.359	8/9/18	75,500,000	75,458,475
Constellation Brands, Inc.	2.353	8/15/18	6,500,000	6,493,202
Constellation Brands, Inc.	2.373	8/10/18	9,500,000	9,493,392
Constellation Brands, Inc.	2.420	8/8/18	16,500,000	16,490,830
Constellation Brands, Inc.	2.455	8/7/18	19,500,000	19,490,521
Constellation Brands, Inc.	2.378	8/3/18	33,000,000	32,993,139
CRH America Finance, Inc.	2.488	8/24/18	29,000,000	28,956,365
CRH America Finance, Inc.	2.435	8/6/18	37,750,000	37,736,120
Deutsche Telekom AG (Germany)	2.315	8/14/18	41,100,000	41,063,095
Discovery Communications, LLC	2.679	8/20/18	34,500,000	34,451,642
DnB Bank ASA (Norway)	2.274	12/21/18	31,000,000	31,002,108
Dollar General Corp.	2.333	8/3/18	34,000,000	33,993,781
Dominion Energy Gas Holdings, LLC	2.367	8/15/18	9,000,000	8,991,713
Dominion Energy, Inc.	2.345	8/21/18	12,000,000	11,984,208
Dominion Energy, Inc.	2.354	8/9/18	330,000	329,817
Duke Energy Corp.	2.254	8/10/18	4,000,000	3,997,532
E. I. du Pont de Nemours & Co.	2.412	9/24/18	40,000,000	39,853,456
E. I. du Pont de Nemours & Co.	2.307	9/19/18	5,000,000	4,984,347
E. I. du Pont de Nemours & Co.	2.381	9/18/18	39,000,000	38,874,723
Eastman Chemical Co.	2.285	8/27/18	9,000,000	8,984,752
Eastman Chemical Co.	2.305	8/23/18	20,600,000	20,570,295
Eastman Chemical Co.	2.335	8/21/18	28,900,000	28,861,968
Eastman Chemical Co.	2.335	8/13/18	23,500,000	23,481,051
Enbridge Energy Partners LP	3.028	8/20/18	25,000,000	24,968,708
Enbridge Energy Partners LP	3.047	8/2/18	23,000,000	22,997,200
Enbridge US, Inc.	2.893	8/1/18	32,000,000	31,998,055

Short Duration Income Fund 35

		Maturity	Principal
COMMERCIAL PAPER (40.3%)* cont.	Yield (%)	date	amount	Value
Energy Transfer Partners LP	2.700	8/1/18	$80,000,000	$79,994,460
Eni Finance USA, Inc.	2.296	8/23/18	17,700,000	17,673,866
Eni Finance USA, Inc.	2.304	8/10/18	18,000,000	17,988,830
Entergy Corp.	2.566	10/24/18	4,038,000	4,013,001
Entergy Corp.	2.537	10/22/18	14,000,000	13,915,626
Entergy Corp.	2.566	8/13/18	32,000,000	31,973,804
Enterprise Products Operating, LLC	2.305	9/4/18	28,000,000	27,937,743
Enterprise Products Operating, LLC	2.294	8/30/18	12,000,000	11,977,400
Enterprise Products Operating, LLC	2.355	8/9/18	11,000,000	10,993,901
Enterprise Products Operating, LLC	2.355	8/1/18	19,000,000	18,998,845
ERAC USA Finance, LLC	2.355	8/29/18	12,313,000	12,290,583
ERAC USA Finance, LLC	2.355	8/28/18	29,000,000	28,949,047
ERAC USA Finance, LLC	2.362	8/22/18	34,000,000	33,953,125
FMC Corp.	2.550	8/1/18	6,100,000	6,099,629
FMC Technologies, Inc.	2.369	9/17/18	5,000,000	4,984,333
FMC Technologies, Inc.	2.355	8/15/18	28,400,000	28,373,493
FMC Technologies, Inc.	2.345	8/13/18	7,000,000	6,994,355
FMC Technologies, Inc.	2.344	8/10/18	1,744,000	1,742,924
FMC Technologies, Inc.	2.405	8/7/18	10,500,000	10,495,488
Ford Motor Credit Co., LLC	2.479	11/5/18	8,798,000	8,740,774
Ford Motor Credit Co., LLC	2.627	10/5/18	5,503,000	5,480,078
Ford Motor Credit Co., LLC	2.487	10/1/18	22,000,000	21,914,712
Ford Motor Credit Co., LLC	2.457	8/15/18	14,000,000	13,987,692
Ford Motor Credit Co., LLC	2.415	8/14/18	18,940,000	18,924,488
General Motors Financial Co., Inc.	2.612	9/25/18	17,500,000	17,429,195
General Motors Financial Co., Inc.	2.612	9/12/18	10,000,000	9,969,303
General Motors Financial Co., Inc.	2.505	8/22/18	9,500,000	9,485,411
General Motors Financial Co., Inc.	2.454	8/21/18	6,500,000	6,490,483
General Motors Financial Co., Inc.	2.505	8/20/18	5,000,000	4,993,036
General Motors Financial Co., Inc.	2.505	8/15/18	12,800,000	12,786,720
General Motors Financial Co., Inc.	2.495	8/10/18	18,000,000	17,987,580
Harris Corp.	2.502	8/2/18	23,750,000	23,746,868
Hawaiian Electric Industries, Inc.	2.551	8/2/18	10,000,000	9,998,670
HP, Inc.	2.406	8/27/18	8,000,000	7,988,120
Humana, Inc.	2.455	8/30/18	18,000,000	17,963,550
Humana, Inc.	2.466	8/27/18	48,000,000	47,912,808
Humana, Inc.	2.622	8/13/18	2,000,000	1,998,276
Interpublic Group of Cos., Inc. (The)	2.353	8/17/18	15,000,000	14,984,155
Interpublic Group of Cos., Inc. (The)	2.525	8/16/18	18,000,000	17,982,136
Interpublic Group of Cos., Inc. (The)	2.322	8/10/18	9,000,000	8,994,488
Interpublic Group of Cos., Inc. (The)	2.455	8/8/18	20,000,000	19,990,244
Interpublic Group of Cos., Inc. (The)	2.351	8/6/18	23,000,000	22,991,624
Keurig Dr Pepper, Inc.	2.417	9/14/18	33,250,000	33,152,952
Keurig Dr Pepper, Inc.	2.305	8/31/18	46,750,000	46,657,691
Kinder Morgan, Inc./DE	2.650	8/1/18	69,600,000	69,595,180
LVMH Moet Hennessy Louis Vuitton SA	2.358	9/25/18	62,250,000	62,044,423
LVMH Moet Hennessy Louis Vuitton SA	2.207	9/10/18	28,000,000	27,934,118
Macquarie Bank, Ltd. (Australia)	2.402	12/3/18	47,000,000	46,611,924
Macquarie Bank, Ltd. (Australia)	2.281	10/18/18	18,000,000	17,910,770
Magna International, Inc. (Canada)	2.273	8/16/18	23,000,000	22,977,174

36 Short Duration Income Fund

		Maturity	Principal
COMMERCIAL PAPER (40.3%)* cont.	Yield (%)	date	amount	Value
Magna International, Inc. (Canada)	2.273	8/13/18	$33,000,000	$32,973,545
Magna International, Inc. (Canada)	2.252	8/2/18	25,000,000	24,996,993
Marriott International, Inc./MD	2.337	9/5/18	23,000,000	22,947,284
Marriott International, Inc./MD	2.420	8/31/18	11,000,000	10,978,545
Marriott International, Inc./MD	2.307	8/28/18	27,000,000	26,952,561
Marriott International, Inc./MD	2.459	8/22/18	19,000,000	18,973,805
Mohawk Industries, Inc.	2.275	8/27/18	8,000,000	7,986,446
National Grid USA	2.433	10/12/18	51,500,000	51,244,981
National Grid USA	2.410	9/20/18	9,250,000	9,219,074
National Grid USA	2.292	8/6/18	9,250,000	9,246,599
Nationwide Building Society (United Kingdom)	2.263	10/26/18	47,500,000	47,241,030
NBCUniversal Enterprise, Inc.	2.255	8/21/18	47,250,000	47,187,819
NextEra Energy Capital Holdings, Inc.	2.319	9/20/18	24,000,000	23,919,760
NextEra Energy Capital Holdings, Inc.	2.352	8/28/18	17,450,000	17,419,340
NextEra Energy Capital Holdings, Inc.	2.367	8/6/18	27,500,000	27,489,889
NiSource Finance Corp.	2.252	8/9/18	32,000,000	31,982,256
NiSource Finance Corp.	2.211	8/3/18	44,000,000	43,991,952
Northrop Grumman Corp.	2.470	9/5/18	13,000,000	12,969,996
Northrop Grumman Corp.	2.466	8/29/18	23,000,000	22,957,646
Northrop Grumman Corp.	2.410	8/8/18	38,000,000	37,981,464
Nutrien, Ltd. (Canada)	2.460	9/17/18	30,000,000	29,896,720
Nutrien, Ltd. (Canada)	2.356	9/5/18	12,600,000	12,567,820
Nutrien, Ltd. (Canada)	2.407	8/23/18	25,000,000	24,959,798
Omnicom Capital, Inc.	2.252	8/2/18	7,525,000	7,524,084
Plains All American Pipeline LP	3.002	8/7/18	15,375,000	15,368,393
Reckitt Benckiser Treasury Services PLC
(United Kingdom)	2.409	8/17/18	34,000,000	33,968,451
Reckitt Benckiser Treasury Services PLC
(United Kingdom)	2.409	8/16/18	39,000,000	38,965,975
Rockwell Collins, Inc.	2.305	8/23/18	32,500,000	32,453,136
Rogers Communications, Inc. (Canada)	2.327	8/14/18	40,500,000	40,464,783
Rogers Communications, Inc. (Canada)	2.385	8/2/18	33,000,000	32,995,983
Schlumberger Holdings Corp.	2.410	9/26/18	19,000,000	18,929,605
Schlumberger Holdings Corp.	2.431	9/10/18	35,000,000	34,908,838
Schlumberger Holdings Corp.	2.409	9/5/18	42,500,000	42,403,525
Sherwin-Williams Co. (The)	2.301	8/7/18	11,440,000	11,435,662
Sherwin-Williams Co. (The)	2.282	8/6/18	9,000,000	8,997,077
Societe Generale SA (France)	2.400	12/7/18	27,000,000	26,772,154
Societe Generale SA (France)	2.305	10/31/18	18,500,000	18,392,443
Southern Co. (The)	2.304	8/22/18	3,000,000	2,995,864
Southern Co. (The)	2.314	8/16/18	27,000,000	26,973,084
Stanley Black & Decker, Inc.	2.304	8/7/18	39,380,000	39,363,307
Stanley Black & Decker, Inc.	2.304	8/6/18	7,843,000	7,840,152
Suncor Energy, Inc. (Canada)	2.419	9/19/18	21,000,000	20,931,469
Suncor Energy, Inc. (Canada)	2.480	8/21/18	15,000,000	14,980,260
Suncor Energy, Inc. (Canada)	2.365	8/17/18	15,000,000	14,984,098
Suncor Energy, Inc. (Canada)	2.427	8/9/18	11,500,000	11,493,623
Telus Corp. (Canada)	2.410	10/2/18	42,000,000	41,823,453
Telus Corp. (Canada)	2.410	10/1/18	18,750,000	18,672,565
TransCanada American Investments, Ltd.	2.399	9/7/18	6,000,000	5,986,364

Short Duration Income Fund 37

		Maturity	Principal
COMMERCIAL PAPER (40.3%)* cont.	Yield (%)	date	amount	Value
TransCanada American Investments, Ltd.	2.390	8/8/18	$28,500,000	$28,487,327
TransCanada PipeLines, Ltd. (Canada)	2.409	9/21/18	7,500,000	7,474,401
Tyco International Holding SA (Luxembourg)	2.309	9/24/18	9,000,000	8,967,028
Tyco International Holding SA (Luxembourg)	2.308	9/18/18	22,000,000	21,929,331
UDR, Inc.	2.305	8/30/18	18,000,000	17,966,100
UDR, Inc.	2.405	8/1/18	36,000,000	35,997,812
Walgreens Boots Alliance, Inc.	2.305	8/28/18	22,000,000	21,961,346
Walgreens Boots Alliance, Inc.	2.304	8/20/18	5,800,000	5,792,740
Waste Management, Inc.	2.284	8/22/18	34,000,000	33,953,167
Waste Management, Inc.	2.294	8/13/18	24,500,000	24,480,359
Waste Management, Inc.	2.252	8/6/18	17,500,000	17,493,627
Westar Energy, Inc.	2.354	8/13/18	35,900,000	35,871,052
Westar Energy, Inc.	2.334	8/10/18	5,527,000	5,523,590
Westar Energy, Inc.	2.354	8/8/18	16,800,000	16,791,734
Whirlpool Corp.	2.202	8/6/18	46,000,000	45,983,087
Zoetis, Inc.	2.305	8/20/18	33,000,000	32,958,805
Zoetis, Inc.	2.293	8/8/18	42,500,000	42,479,269
Total commercial paper (cost $4,421,953,087)				$4,421,882,142

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)*	amount	Value
Agency collateralized mortgage obligations (2.1%)
Bellemeade Re, Ltd. 144A FRB Ser. 17-1,
Class M1, (1 Month US LIBOR + 1.70%), 3.764%,
10/25/27 (Bermuda)	$17,752,692	$17,763,788
Federal Home Loan Mortgage Corporation
Ser. 1619, Class PZ, 6.50%, 11/15/23	76,297	80,222
Ser. 3724, Class CM, 5.50%, 6/15/37	158,936	170,738
Ser. 3316, Class CD, 5.50%, 5/15/37	61,971	67,149
Structured Agency Credit Risk Debt FRN
Ser. 13-DN1, Class M1, (1 Month US LIBOR + 3.40%),
5.464%, 7/25/23	6,897	6,935
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA1, Class M2, (1 Month US LIBOR + 2.90%),
4.964%, 7/25/28	14,403,671	14,781,768
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class M2, (1 Month US LIBOR + 2.85%),
4.914%, 4/25/28	25,834,997	26,709,473
Structured Agency Credit Risk Debt FRN
Ser. 15-HQA2, Class M2, (1 Month US LIBOR + 2.80%),
4.864%, 5/25/28	8,276,775	8,447,525
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1,
Class M2, (1 Month US LIBOR + 2.75%), 4.814%, 9/25/28	693,425	708,454
Structured Agency Credit Risk Debt FRN
Ser. 15-HQA1, Class M2, (1 Month US LIBOR + 2.65%),
4.714%, 3/25/28	8,813,431	8,989,700
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class M2, (1 Month US LIBOR + 2.60%),
4.664%, 12/25/27	17,216,330	17,565,994
Ser. 3539, Class PM, 4.50%, 5/15/37	14,903	15,311

38 Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA2, Class M2, (1 Month US LIBOR + 2.25%),
4.314%, 11/25/28	$12,756,574	$13,330,619
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M2, (1 Month US LIBOR + 2.20%),
4.264%, 10/25/28	19,914,810	20,123,252
Structured Agency Credit Risk Debt FRN
Ser. 15-HQ1, Class M2, (1 Month US LIBOR + 2.20%),
4.264%, 3/25/25	3,639,634	3,652,967
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ2, Class M2, (1 Month US LIBOR + 2.20%),
4.264%, 9/25/24	275,183	283,034
Structured Agency Credit Risk Debt FRN
Ser. 14-DN1, Class M2, (1 Month US LIBOR + 2.20%),
4.264%, 2/25/24	2,346,494	2,411,099
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA3, Class M2, (1 Month US LIBOR + 2.00%),
4.064%, 12/25/28	11,960,255	12,123,358
Structured Agency Credit Risk Debt FRN
Ser. 15-HQ2, Class M2, (1 Month US LIBOR + 1.95%),
4.014%, 5/25/25	2,761,779	2,834,403
Ser. 2854, Class DL, 4.00%, 9/15/19	9,226	9,233
Ser. 2864, Class GB, 4.00%, 9/15/19	12,084	12,113
Ser. 2783, Class AY, 4.00%, 4/15/19	4,816	4,820
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA1, Class M2, (1 Month US LIBOR + 1.85%),
3.914%, 10/25/27	6,677,314	6,799,108
Structured Agency Credit Risk Debt FRN Ser. 14-DN2,
Class M2, (1 Month US LIBOR + 1.65%), 3.714%, 4/25/24	5,656,892	5,728,513
Structured Agency Credit Risk Debt FRN
Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%),
3.264%, 10/25/29	20,042,697	20,271,184
Ser. 3611, PO, zero %, 7/15/34	49,127	41,476
Federal National Mortgage Association
Ser. 11-15, Class AB, 9.75%, 8/25/19	1,551	1,562
Ser. 10-110, Class AE, 9.75%, 11/25/18	1,561	1,568
Ser. 05-48, Class AR, 5.50%, 2/25/35	27,050	27,399
Ser. 08-8, Class PA, 5.00%, 2/25/38	29,134	29,596
Ser. 09-15, Class MC, 5.00%, 3/25/24	2,451	2,478
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 2M1, (1 Month US LIBOR + 2.20%),
4.264%, 10/25/28	286,815	288,250
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M1, (1 Month US LIBOR + 2.15%),
4.214%, 9/25/28	2,228,956	2,240,169
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M1, (1 Month US LIBOR + 2.10%),
4.164%, 8/25/28	29,205	29,240
Connecticut Avenue Securities FRB
Ser. 16-C03, Class 1M1, (1 Month US LIBOR + 2.00%),
4.064%, 10/25/28	3,213,405	3,254,466

Short Duration Income Fund 39

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 13-C01, Class M1, (1 Month US LIBOR + 2.00%),
4.064%, 10/25/23	$13,937	$13,980
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M1, (1 Month US LIBOR + 1.95%),
4.014%, 8/25/28	1,445,218	1,450,528
Ser. 11-60, Class PA, 4.00%, 10/25/39	12,192	12,066
Ser. 11-36, Class PA, 4.00%, 2/25/39	26,495	26,477
Ser. 03-43, Class YA, 4.00%, 3/25/33	157,988	158,671
Ser. 04-27, Class HB, 4.00%, 5/25/19	4,202	4,208
Ser. 03-128, Class NG, 4.00%, 1/25/19	1,108	1,106
Connecticut Avenue Securities FRB
Ser. 14-C01, Class M1, (1 Month US LIBOR + 1.60%),
3.664%, 1/25/24	173,193	174,230
Connecticut Avenue Securities FRB
Ser. 16-C04, Class 1M1, (1 Month US LIBOR + 1.45%),
3.514%, 1/25/29	10,141,895	10,217,838
Ser. 11-20, Class PC, 3.50%, 3/25/39	22,927	23,020
Ser. 10-155, Class A, 3.50%, 9/25/25	9,262	9,253
Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M1, (1 Month US LIBOR + 1.35%),
3.414%, 1/25/29	3,290,160	3,301,547
Connecticut Avenue Securities FRB
Ser. 17-C01, Class 1M1, (1 Month US LIBOR + 1.30%),
3.364%, 7/25/29	1,779,161	1,792,205
Connecticut Avenue Securities FRB
Ser. 17-C03, Class 1M1, (1 Month US LIBOR + 0.95%),
3.014%, 10/25/29	1,013,418	1,018,525
Ser. 10-43, Class KG, 3.00%, 1/25/21	11,525	11,523
Connecticut Avenue Securities FRB
Ser. 17-C04, Class 2M1, (1 Month US LIBOR + 0.85%),
2.914%, 11/25/29	851,633	853,655
Connecticut Avenue Securities FRB
Ser. 18-C04, Class 2M1, (1 Month US LIBOR + 0.75%),
2.814%, 12/25/30	2,821,277	2,823,929
Connecticut Avenue Securities FRB
Ser. 18-C05, Class 1M1, (1 Month US LIBOR + 0.72%),
2.802%, 1/25/31	8,375,000	8,385,804
Ser. 11-23, Class AB, 2.75%, 6/25/20	2,824	2,834
Connecticut Avenue Securities FRB
Ser. 18-C02, Class 2M1, (1 Month US LIBOR + 0.65%),
2.714%, 8/25/30	5,016,740	5,016,551
FRB Ser. 10-90, Class GF, (1 Month US LIBOR + 0.50%),
2.564%, 8/25/40	741,618	736,539
Ser. 10-81, Class AP, 2.50%, 7/25/40	72,073	69,809
FRB Ser. 06-74, Class FL, (1 Month US LIBOR + 0.35%),
2.414%, 8/25/36	251,728	250,768
FRB Ser. 05-63, Class FC, (1 Month US LIBOR + 0.25%),
2.314%, 10/25/31	688,760	686,435
Ser. 92-96, Class B, PO, zero %, 5/25/22	1,862	1,823

40 Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-39, Class PH, 4.50%, 11/20/38	$5,874	$5,875
Ser. 09-32, Class AB, 4.00%, 5/16/39	17,140	17,546
		225,873,709
Residential mortgage-backed securities (non-agency) (3.3%)
ACE Securities Corp. Home Equity Loan Trust FRB
Ser. 05-WF1, Class M2, (1 Month US LIBOR + 0.66%),
2.724%, 5/25/35	1,555,222	1,555,764
Ameriquest Mortgage Securities, Inc. Asset Backed
Pass-Through Certificates
FRB Ser. 04-R3, Class M1, (1 Month US LIBOR + 0.78%),
2.844%, 5/25/34	625,284	625,260
FRB Ser. 05-R8, Class M2, (1 Month US LIBOR + 0.49%),
2.554%, 10/25/35	5,170,000	5,174,002
Angel Oak Mortgage Trust, LLC 144A FRB Ser. 17-3,
Class A1, 2.614%, 11/25/47 W	3,004,442	2,967,187
Banc of America Funding Trust FRB Ser. 05-B, Class 3A1,
(1 Month US LIBOR + 0.46%), 2.546%, 4/20/35	776,106	772,226
Banc of America Funding Trust 144A FRB Ser. 15-R4,
Class 6A1, (1 Month US LIBOR + 0.14%), 2.231%, 8/27/36	8,277,527	8,236,140
Bayview Financial Mortgage Pass-Through Trust
Ser. 06-B, Class 1A4, 6.394%, 4/28/36	430,423	430,423
Bear Stearns Asset Backed Securities I Trust
FRB Ser. 05-TC2, Class M2, (1 Month US LIBOR
+ 1.01%), 3.069%, 8/25/35	8,692,183	8,703,483
FRB Ser. 07-HE7, Class 1A1, (1 Month US LIBOR
+ 1.00%), 3.064%, 10/25/37	10,437,048	10,482,508
FRB Ser. 05-EC1, Class M2, (1 Month US LIBOR
+ 0.71%), 2.769%, 11/25/35	3,391,237	3,392,163
FRB Ser. 05-TC1, Class M1, (1 Month US LIBOR
+ 0.66%), 2.724%, 5/25/35	1,156,846	1,156,846
FRB Ser. 06-HE1, Class 1M1, (1 Month US LIBOR
+ 0.41%), 2.474%, 12/25/35	550,564	553,629
Bear Stearns Asset Backed Securities Trust
FRB Ser. 05-SD3, Class 1A, (1 Month US LIBOR
+ 0.49%), 2.554%, 7/25/35	1,732,927	1,728,545
FRB Ser. 05-SD2, Class 1A3, (1 Month US LIBOR
+ 0.40%), 2.464%, 3/25/35	66,096	66,105
Bellemeade Re Ltd. 144A FRB Ser. 15-1A,
Class M2, (1 Month US LIBOR + 4.30%), 6.364%,
7/25/25 (Bermuda)	10,942,465	11,073,285
Carrington Mortgage Loan Trust FRB Ser. 06-RFC1,
Class A4, (1 Month US LIBOR + 0.24%), 2.304%, 5/25/36	3,800,000	3,766,324
CIT Mortgage Loan Trust 144A FRB Ser. 07-1, Class 2A3,
(1 Month US LIBOR + 1.45%), 3.514%, 10/25/37	4,473,296	4,496,927
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-WFH3,
Class M1, (1 Month US LIBOR + 0.29%), 2.354%, 10/25/36	22,558,102	22,604,883
COLT Mortgage Loan Trust 144A Ser. 18-1, Class A1,
2.93%, 2/25/48 W	5,684,322	5,656,469
Countrywide Asset-Backed Certificates FRB
Ser. 05-BC5, Class M2, (1 Month US LIBOR + 0.48%),
2.544%, 1/25/36	3,511,954	3,515,091

Short Duration Income Fund 41

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Asset-Backed Certificates Trust
FRB Ser. 05-16, Class 3AV, (1 Month US LIBOR + 0.23%),
2.294%, 5/25/36	$6,233,564	$6,264,731
FRB Ser. 06-2, Class 1A1, (1 Month US LIBOR + 0.20%),
2.264%, 6/25/36	2,699,804	2,698,336
FRB Ser. 06-3, Class 1A, (1 Month US LIBOR + 0.20%),
2.264%, 6/25/36	663,695	663,093
Credit-Based Asset Servicing & Securitization, LLC 144A
FRB Ser. 07-SP2, Class A3, (1 Month US LIBOR + 0.45%),
2.514%, 3/25/46	802,665	802,734
CSMC Trust 144A
Ser. 10-9R, Class 1A5, 4.00%, 8/27/37 W	16,302,240	16,302,240
FRB Ser. 14-5R, Class 6A1, (1 Month US LIBOR + 0.15%),
2.241%, 10/27/36	1,200,109	1,193,734
Deephaven Residential Mortgage Trust 144A
Ser. 18-1A, Class A1, 2.976%, 12/25/57 W	7,225,534	7,164,568
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	3,038,058	2,993,703
Ellington Financial Mortgage Trust 144A Ser. 17-1,
Class A1, 2.687%, 10/25/47 W	12,853,977	12,702,300
Ellington Loan Acquisition Trust 144A FRB Ser. 07-1,
Class A2C, (1 Month US LIBOR + 1.25%), 3.314%, 5/25/37	4,589,478	4,617,015
EquiFirst Mortgage Loan Trust FRB Ser. 05-1, Class M3,
(1 Month US LIBOR + 0.72%), 2.784%, 4/25/35	3,617,613	3,614,647
First Franklin Mortgage Loan Trust
FRB Ser. 04-FFH4, Class M5, (1 Month US LIBOR
+ 1.58%), 3.639%, 1/25/35	1,236,430	1,242,612
FRB Ser. 04-FF7, Class M1, (1 Month US LIBOR
+ 0.87%), 2.934%, 9/25/34	2,435,803	2,441,038
FRB Ser. 05-FFH3, Class M2, (1 Month US LIBOR
+ 0.80%), 2.859%, 9/25/35	2,323,692	2,336,098
FRB Ser. 06-FF1, Class 1A, (1 Month US LIBOR + 0.22%),
2.284%, 1/25/36	813,897	813,440
Galton Funding Mortgage Trust 144A Ser. 18-1,
Class A43, 3.50%, 11/25/57 W	8,279,904	8,386,135
GE-WMC Asset-Backed Pass-Through Certificates
FRB Ser. 05-2, Class A1, (1 Month US LIBOR + 0.23%),
2.289%, 12/25/35	3,734,291	3,737,656
GSAA Home Equity Trust
FRB Ser. 05-8, Class A3, (1 Month US LIBOR + 0.43%),
2.494%, 6/25/35	11,042,319	11,060,895
FRB Ser. 05-6, Class A3, (1 Month US LIBOR + 0.37%),
2.434%, 6/25/35	2,580,587	2,580,587
GSAMP Trust
FRB Ser. 04-AR2, Class M1, (1 Month US LIBOR
+ 0.84%), 2.904%, 8/25/34	1,485,662	1,487,751
FRB Ser. 06-HE7, Class A2D, (1 Month US LIBOR
+ 0.23%), 2.294%, 10/25/46	1,594,131	1,584,407
GSMSC Resecuritization Trust 144A FRB Ser. 09-6R,
Class 3A1, 3.87%, 2/26/36 W	519,917	519,018
Homeward Opportunities Fund I Trust 144A Ser. 18-1,
Class A1, 3.78%, 6/25/48 W	13,650,000	13,649,933

42 Short Duration Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
JPMorgan Mortgage Acquisition Corp. FRB
Ser. 05-FLD1, Class M4, (1 Month US LIBOR + 0.98%),
3.039%, 7/25/35	$1,590,102	$1,591,564
JPMorgan Mortgage Acquisition Trust
FRB Ser. 07-CH1, Class MV2, (1 Month US LIBOR
+ 0.28%), 2.344%, 11/25/36	6,650,000	6,623,400
FRB Ser. 06-CH1, Class A5, (1 Month US LIBOR
+ 0.23%), 2.294%, 7/25/36	634,808	634,060
Lehman XS Trust FRB Ser. 06-1, Class 1A2, (1 Month
US LIBOR + 0.31%), 2.374%, 2/25/36	1,595,337	1,584,989
Long Beach Mortgage Loan Trust FRB Ser. 04-1,
Class M1, (1 Month US LIBOR + 0.75%), 2.814%, 2/25/34	918,112	919,147
Mastr Asset-Backed Securities Trust FRB Ser. 06-FRE1,
Class A4, (1 Month US LIBOR + 0.58%), 2.644%, 12/25/35	1,869,788	1,866,687
Merrill Lynch Mortgage Investors Trust
FRB Ser. 05-AR1, Class M1, (1 Month US LIBOR
+ 0.50%), 2.564%, 6/25/36	1,980,627	1,974,566
FRB Ser. 06-FF1, Class M2, (1 Month US LIBOR
+ 0.29%), 2.354%, 8/25/36	5,020,560	5,026,928
New Century Home Equity Loan Trust FRB Ser. 05-3,
Class M3, (1 Month US LIBOR + 0.77%), 2.829%, 7/25/35	4,446,674	4,452,609
Opteum Mortgage Acceptance Corp. Asset Backed
Pass-Through Certificates
FRB Ser. 05-2, Class M2, (1 Month US LIBOR + 0.68%),
2.739%, 4/25/35	2,368,803	2,367,756
FRB Ser. 05-3, Class M1, (1 Month US LIBOR + 0.46%),
2.524%, 7/25/35	12,082,000	12,073,238
FRB Ser. 05-3, Class A1C, (1 Month US LIBOR + 0.37%),
2.434%, 7/25/35	9,717,369	9,711,296
Park Place Securities, Inc. Asset-Backed
Pass-Through Certificates
FRB Ser. 04-WHQ2, Class M3, (1 Month US LIBOR
+ 1.04%), 3.099%, 2/25/35	11,371,130	11,396,755
FRB Ser. 05-WCH1, Class M3, (1 Month US LIBOR
+ 0.84%), 2.904%, 1/25/36	1,539,805	1,540,755
Popular ABS Mortgage Pass-Through Trust FRB
Ser. 05-A, Class M1, (1 Month US LIBOR + 0.43%),
2.494%, 6/25/35	363,810	364,588
Residential Asset Securities Corp., Trust
FRB Ser. 04-KS10, Class M1, (1 Month US LIBOR
+ 0.90%), 2.964%, 11/25/34	4,808,501	4,853,410
FRB Ser. 04-KS12, Class M1, (1 Month US LIBOR
+ 0.80%), 2.859%, 1/25/35	1,733,911	1,748,737
FRB Ser. 05-KS11, Class M1, (1 Month US LIBOR
+ 0.40%), 2.464%, 12/25/35	1,672,962	1,673,397
Securitized Asset Backed Receivables, LLC Trust FRB
Ser. 06-CB1, Class AV1, (1 Month US LIBOR + 0.48%),
2.544%, 1/25/36	14,863,701	14,739,738

Short Duration Income Fund 43

	Principal
MORTGAGE-BACKED SECURITIES (5.4%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Soundview Home Loan Trust
FRB Ser. 05-CTX1, Class M2, (1 Month US LIBOR
+ 0.44%), 2.504%, 11/25/35	$3,142,336	$3,152,238
FRB Ser. 06-2, Class M1, (1 Month US LIBOR + 0.33%),
2.394%, 3/25/36	4,138,316	4,077,948
Structured Asset Investment Loan Trust
FRB Ser. 04-7, Class A7, (1 Month US LIBOR + 0.84%),
2.904%, 8/25/34	3,934,156	3,936,503
FRB Ser. 05-8, Class A4, (1 Month US LIBOR + 0.72%),
2.784%, 10/25/35	791,554	792,261
FRB Ser. 05-5, Class M2, (1 Month US LIBOR + 0.69%),
2.754%, 6/25/35	2,386,366	2,388,119
FRB Ser. 05-3, Class M2, (1 Month US LIBOR + 0.66%),
2.724%, 4/25/35	1,392,510	1,398,453
FRB Ser. 05-HE1, Class M1, (1 Month US LIBOR
+ 0.47%), 2.534%, 7/25/35	1,535,704	1,536,045
Structured Asset Investment Loan Trust 144A FRB
Ser. 05-1, Class M2, (1 Month US LIBOR + 0.72%),
2.784%, 2/25/35	4,578,322	4,609,815
Structured Asset Securities Corp Mortgage Loan Trust
FRB Ser. 06-WF1, Class M1, (1 Month US LIBOR
+ 0.32%), 2.384%, 2/25/36	331,141	331,264
FRB Ser. 06-OPT1, Class A5, (1 Month US LIBOR
+ 0.26%), 2.324%, 4/25/36	2,678,527	2,665,135
FRB Ser. 06-NC1, Class A4, (1 Month US LIBOR
+ 0.15%), 2.214%, 5/25/36	739,318	735,215
Structured Asset Securities Corp. Mortgage Loan Trust
144A FRB Ser. 06-GEL3, Class A3, (1 Month US LIBOR
+ 0.30%), 2.364%, 7/25/36	4,367,871	4,351,803
Verus Securitization Trust 144A
Ser. 2, Class A1, 3.635%, 6/1/58 W	31,513,000	31,513,000
Ser. 17-SG1A, Class A1, 2.69%, 11/25/47 W	6,326,605	6,213,833
Wells Fargo Home Equity Asset-Backed Securities Trust
FRB Ser. 05-4, Class M1, (1 Month US LIBOR + 0.46%),
2.524%, 12/25/35	2,759,369	2,767,122
Wells Fargo Home Equity Trust Asset-Backed Securities
Trust FRB Ser. 05-3, Class M4, (1 Month US LIBOR
+ 0.89%), 2.949%, 11/25/35	1,330,000	1,330,000
		362,756,305
Total mortgage-backed securities (cost $588,702,687)		$588,630,014

		Maturity	Principal
CERTIFICATES OF DEPOSIT (4.0%)*	Yield (%)	date	amount	Value
Bank of Montreal/Chicago, IL FRN (Canada)	2.387	9/12/18	$28,500,000	$28,511,714
Bank of Nova Scotia/Houston	2.793	11/1/18	5,000,000	5,004,771
Bank of Nova Scotia/Houston FRN	2.569	11/9/18	9,500,000	9,503,293
Bank of Nova Scotia/Houston FRN	2.502	9/14/18	18,000,000	18,010,188
Bank of Tokyo-Mitsubishi UFJ, Ltd./New York,
NY FRN (Japan)	2.979	2/22/19	10,000,000	10,025,253
Canadian Imperial Bank of Commerce/New York, NY	2.593	2/4/19	19,500,000	19,515,784

44 Short Duration Income Fund

		Maturity	Principal
CERTIFICATES OF DEPOSIT (4.0%)* cont.	Yield (%)	date	amount	Value
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.649	5/29/19	$16,300,000	$16,327,794
Credit Agricole Corporate and Investment Bank/New
York FRN (France)	2.754	5/11/20	19,750,000	19,748,247
Mizuho Bank, Ltd./NY FRN	2.526	10/10/18	20,000,000	20,012,520
National Bank of Canada/New York, NY FRN	2.563	5/8/19	19,500,000	19,498,498
Nordea Bank AB/New York, NY FRN	2.711	2/21/19	6,000,000	6,012,135
Nordea Bank AB/New York, NY FRN	2.659	3/7/19	10,000,000	10,019,552
Nordea Bank AB/New York, NY FRN	2.472	3/14/19	5,400,000	5,403,300
Royal Bank of Canada/New York, NY FRN (Canada)	2.473	9/17/18	28,500,000	28,515,647
Skandinaviska Enskilda Banken AB/New York, NY FRN	2.604	5/3/19	19,750,000	19,774,965
Societe Generale/New York, NY FRN (France)	2.486	10/5/18	26,500,000	26,518,020
Standard Chartered Bank/New York FRN	2.284	11/13/18	52,000,000	52,000,000
Sumitomo Mitsui Banking Corp/New York FRN (Japan)	2.778	6/5/19	19,650,000	19,700,636
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.737	4/1/20	14,750,000	14,761,899
Svenska Handelsbanken/New York, NY FRN (Sweden)	1.439	2/12/19	10,000,000	10,015,822
Swedbank AB/New York	2.650	8/24/20	28,500,000	28,454,338
Swedbank/New York FRN	2.267	12/31/18	47,250,000	47,252,693
Total certificates of deposit (cost $434,331,834)				$434,587,069

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (1.6%)*	Yield (%)	date	amount	Value
Barclays Bank PLC CCP (United Kingdom)	2.314	10/29/18	$28,000,000	$27,836,900
LMA-Americas, LLC (France)	2.313	10/10/18	13,700,000	13,640,314
LMA-Americas, LLC (France)	2.399	8/31/18	20,000,000	19,964,471
Old Line Funding, LLC	2.446	12/24/18	47,000,000	46,539,102
Sheffield Receivables Co., LLC (United Kingdom)	2.315	10/19/18	47,000,000	46,768,447
Victory Receivables Corp. (Japan)	2.314	8/10/18	23,250,000	23,237,245
Total asset-backed commercial paper (cost $177,981,146)				$177,986,479

	Principal
ASSET-BACKED SECURITIES (1.0%)*	amount	Value
loanDepot Station Place Agency Securitization Trust
144A FRB Ser. 17-LD1, Class A, (1 Month US LIBOR
+ 0.80%), 2.864%, 11/25/50	$20,365,000	$20,365,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
2.969%, 4/24/19	20,792,000	20,792,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.769%, 7/24/19	16,369,000	16,369,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.769%, 11/24/18	32,563,000	32,563,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
zero %, 9/24/19	17,687,000	17,687,000
Total asset-backed securities (cost $107,776,000)		$107,776,000

Short Duration Income Fund 45

	Principal
REPURCHASE AGREEMENTS (0.5%)*	amount	Value
Interest in $50,000,000 tri-party term repurchase agreement dated
7/31/18 with BNP Paribas due 9/5/18 — maturity value of $50,093,333 for an effective yield of 2.120% (collateralized by various corporate bonds and notes with coupon rates ranging from 0.250% to 7.625% and due dates ranging
from 12/14/20 to perpetual maturity, valued at $52,503,788) Ŧ EG	$50,000,000	$50,000,000
Total repurchase agreements (cost $50,000,000)		$50,000,000

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates 4.50%, 10/15/19	$8,375	$8,420
		8,420
U.S. Government Agency Mortgage Obligations (—%)
Federal Home Loan Mortgage Corporation
4.50%, 10/1/18	243	243
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6.50%, 3/1/19	5,686	5,725
6.00%, 2/1/19	5	5
5.50%, 11/1/18	49	49
5.00%, with due dates from 11/1/19 to 5/1/21	21,725	21,966
4.50%, 8/1/18	392	392
Federal National Mortgage Association
Pass-Through Certificates
6.50%, 12/1/19	596	602
6.00%, with due dates from 9/1/18 to 5/1/23	12,753	13,171
5.50%, with due dates from 11/1/18 to 11/1/23	19,270	19,512
5.00%, 11/1/19	11,126	11,206
		72,871
Total U.S. government and agency mortgage obligations (cost $86,118)		$81,291

TOTAL INVESTMENTS
Total investments (cost $11,024,329,554)	$11,029,110,456

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
PO	Principal Only

46 Short Duration Income Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through July 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $10,983,691,374.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

ŦRepurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

At the close of the reporting period, the fund maintained liquid assets totaling $9,528,595 to cover the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any
(as a percentage of Portfolio Value):
United States	64.1%	Japan	2.6%
Canada	9.1	Sweden	2.5
United Kingdom	7.4	Norway	0.9
Australia	4.2	Denmark	0.6
France	3.8	Other	1.4
Netherlands	3.4	Total	100.0%

Short Duration Income Fund 47

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$177,986,479	$—
Asset-backed securities	—	107,776,000	—
Certificates of deposit	—	434,587,069	—
Commercial paper	—	4,421,882,142	—
Corporate bonds and notes	—	5,248,167,461	—
Mortgage-backed securities	—	588,630,014	—
Repurchase agreements	—	50,000,000	—
U.S. government and agency mortgage obligations	—	81,291	—
Totals by level	$—	$11,029,110,456	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

48 Short Duration Income Fund

Statement of assets and liabilities 7/31/18

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $11,024,329,554)	$11,029,110,456
Cash	9,701,739
Interest and other receivables	37,308,080
Receivable for shares of the fund sold	85,522,924
Receivable for investments sold	63,347,894
Receivable from Manager (Note 2)	537,420
Prepaid assets	512,188
Total assets	11,226,040,701

LIABILITIES
Payable for investments purchased	186,054,019
Payable for shares of the fund repurchased	51,429,111
Payable for custodian fees (Note 2)	42,307
Payable for investor servicing fees (Note 2)	1,500,066
Payable for Trustee compensation and expenses (Note 2)	258,211
Payable for administrative services (Note 2)	18,177
Payable for distribution fees (Note 2)	498,678
Distributions payable to shareholders	1,799,219
Other accrued expenses	749,539
Total liabilities	242,349,327

Net assets	$10,983,691,374

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$10,976,673,202
Undistributed net investment income (Note 1)	192,166
Accumulated net realized gain on investments (Note 1)	2,045,104
Net unrealized appreciation of investments	4,780,902
Total — Representing net assets applicable to capital shares outstanding	$10,983,691,374

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($6,002,162,400 divided by 597,150,027 shares)	$10.05
Net asset value and offering price per class B share ($1,528,915 divided by 152,302 shares)*	$10.04
Net asset value and offering price per class C share ($15,434,022 divided by 1,537,474 shares)*	$10.04
Net asset value, offering price and redemption price per class M share
($3,343,008 divided by 332,888 shares)	$10.04
Net asset value, offering price and redemption price per class R share
($5,018,764 divided by 499,913 shares)	$10.04
Net asset value, offering price and redemption price per class R6 share
($3,679,778 divided by 365,643 shares)	$10.06
Net asset value, offering price and redemption price per class Y share
($4,952,524,487 divided by 492,229,128 shares)	$10.06

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 49

Statement of operations Year ended 7/31/18

INVESTMENT INCOME
Interest (net of foreign tax of $120,538)	$179,548,198
Total investment income	179,548,198

EXPENSES
Compensation of Manager (Note 2)	29,079,417
Investor servicing fees (Note 2)	5,056,636
Custodian fees (Note 2)	104,193
Trustee compensation and expenses (Note 2)	447,393
Distribution fees (Note 2)	4,887,600
Administrative services (Note 2)	247,875
Other	2,705,944
Fees waived and reimbursed by Manager (Note 2)	(12,122,112)
Total expenses	30,406,946

Expense reduction (Note 2)	(58,903)
Net expenses	30,348,043

Net investment income	149,200,155

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,257,404
Total net realized gain	2,257,404
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(4,524,591)
Total change in net unrealized depreciation	(4,524,591)

Net loss on investments	(2,267,187)

Net increase in net assets resulting from operations	$146,932,968

The accompanying notes are an integral part of these financial statements.

50 Short Duration Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/18	Year ended 7/31/17
Operations
Net investment income	$149,200,155	$53,721,175
Net realized gain on investments	2,257,404	2,073,294
Net unrealized appreciation (depreciation) of investments	(4,524,591)	8,402,262
Net increase in net assets resulting from operations	146,932,968	64,196,731
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(81,002,539)	(30,316,117)
Class B	(21,253)	(11,176)
Class C	(260,017)	(118,824)
Class M	(72,602)	(91,346)
Class R	(69,784)	(20,043)
Class R6	(62,516)	(29,758)
Class Y	(67,585,482)	(23,152,721)
Net realized short-term gain on investments
Class A	(498,476)	—
Class B	(187)	—
Class C	(2,843)	—
Class M	(562)	—
Class R	(619)	—
Class R6	(455)	—
Class Y	(374,312)	—
From net realized long-term gain on investments
Class A	(498,476)	—
Class B	(187)	—
Class C	(2,843)	—
Class M	(562)	—
Class R	(619)	—
Class R6	(455)	—
Class Y	(374,312)	—
Increase from capital share transactions (Note 4)	4,178,159,712	3,457,216,195
Total increase in net assets	4,174,263,579	3,467,672,941

NET ASSETS
Beginning of year	6,809,427,795	3,341,754,854
End of year (including undistributed net investment
income of $192,166 and $66,204, respectively)	$10,983,691,374	$6,809,427,795

The accompanying notes are an integral part of these financial statements.

Short Duration Income Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class A
July 31, 2018	$10.06	.17	(.01)	.16	(.17)	—[e]	(.17)	$10.05	1.61	$6,002,162.40		1.71	36
July 31, 2017	10.04	.10	.02	.12	(.10)	—	(.10)	10.06	1.17	3,843,494.40		.99	45
July 31, 2016	10.03	.06	.01	.07	(.06)	—[e]	(.06)	10.04	.76	1,926,055.40		.65	51
July 31, 2015	10.06	.04	(.02)	.02	(.04)	(.01)	(.05)	10.03	.20	1,411,923.40		.41	46
July 31, 2014	10.03	.05	.03	.08	(.05)	—[e]	(.05)	10.06	.81	1,603,517.40		.47	45
Class B
July 31, 2018	$10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	$10.04	1.31	$1,529.80		1.27	36
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	1,751.80		.55	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,042	.80[f]	.27[f]	51
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	1,091	.79[f]	.02[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	583	.79[f]	.09[f]	45
Class C
July 31, 2018	$10.04	.13	—[e]	.13	(.13)	—[e]	(.13)	$10.04	1.31	$15,434.80		1.21	36
July 31, 2017	10.02	.06	.02	.08	(.06)	—	(.06)	10.04	.76	24,162.80		.57	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	17,590	.80[f]	.28[f]	51
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	9,622	.79[f]	.02[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	8,586	.79[f]	.09[f]	45
Class M
July 31, 2018	$10.05	.16	(.01)	.15	(.16)	—[e]	(.16)	$10.04	1.56	$3,343.45		1.54	36
July 31, 2017	10.03	.09	.02	.11	(.09)	—	(.09)	10.05	1.12	6,912.45		.90	45
July 31, 2016	10.02	.06	.01	.07	(.06)	—[e]	(.06)	10.03	.71	10,323.45		.61	51
July 31, 2015	10.05	.04	(.02)	.02	(.04)	(.01)	(.05)	10.02	.15	6,913.45		.36	46
July 31, 2014	10.02	.04	.03	.07	(.04)	—[e]	(.04)	10.05	.76	777.45		.43	45
Class R
July 31, 2018	$10.05	.13	(.01)	.12	(.13)	—[e]	(.13)	$10.04	1.21	$5,019.80		1.26	36
July 31, 2017	10.02	.06	.03	.09	(.06)	—	(.06)	10.05	.86	4,178.80		.58	45
July 31, 2016	10.02	.02	—[e]	.02	(.02)	—[e]	(.02)	10.02	.26	2,393	.79[f]	.26[f]	51
July 31, 2015	10.05	—[e]	(.02)	(.02)	—[e]	(.01)	(.01)	10.02	(.18)	2,131	.79[f]	.03[f]	46
July 31, 2014	10.02	.01	.03	.04	(.01)	—[e]	(.01)	10.05	.42	1,407	.79[f]	.10[f]	45
Class R6
July 31, 2018	$10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	$10.06	1.72	$3,680.29		1.75	36
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	3,151.29		1.08	45
July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.87	2,270.29		.79	51
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	1,303.30		.50	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	831.30		.56	45

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 Short Duration Income Fund	Short Duration Income Fund 53

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized								of expenses	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)
Class Y
July 31, 2018	$10.07	.18	(.01)	.17	(.18)	—[e]	(.18)	$10.06	1.71	$4,952,524.30		1.82	36
July 31, 2017	10.05	.11	.02	.13	(.11)	—	(.11)	10.07	1.27	2,925,780.30		1.09	45
July 31, 2016	10.04	.07	.01	.08	(.07)	—[e]	(.07)	10.05	.86	1,381,082.30		.77	51
July 31, 2015	10.07	.05	(.02)	.03	(.05)	(.01)	(.06)	10.04	.30	663,319.30		.51	46
July 31, 2014	10.04	.06	.03	.09	(.06)	—[e]	(.06)	10.07	.91	477,216.30		.56	45

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of net assets (Note 2):

	7/31/18	7/31/17	7/31/16	7/31/15	7/31/14
Class A	0.14%	0.15%	0.15%	0.12%	0.12%
Class B	0.14	0.15	0.15	0.12	0.12
Class C	0.14	0.15	0.15	0.12	0.12
Class M	0.14	0.15	0.15	0.12	0.12
Class R	0.14	0.15	0.15	0.12	0.12
Class R6	0.14	0.15	0.15	0.13	0.14
Class Y	0.14	0.15	0.15	0.12	0.12

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields for the fund. As a result of such waivers, the expenses reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	7/31/16	7/31/15	7/31/14
Class B	—%‡	0.01%	0.01%
Class C	—‡	0.01	0.01
Class R	0.01	0.01	0.01

‡ Amount represents less than 0.01% per share.

The accompanying notes are an integral part of these financial statements.

54 Short Duration Income Fund	Short Duration Income Fund 55

Notes to financial statements 7/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through July 31, 2018.

Putnam Short Duration Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed income securities comprised of short duration, investment-grade money market and other fixed income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, taxable municipal debt securities, securitized debt instruments (such as mortgage- and asset backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S.-dollar denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Under normal circumstances, the dollar-weighted average portfolio maturity of the fund is not expected to exceed three and one-half years. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B (only in exchange for class B shares of another Putnam fund), class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Each class of shares is sold without a front-end sales charge. Class A, class M, class R, class R6 and class Y shares also are generally not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years after the original purchase date and are subject to a contingent deferred sales charge on certain redemptions. Class C shares obtained in an exchange for class C shares of another Putnam fund, are subject to a one-year 1.00% contingent deferred sales charge on certain redemptions and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, and class R shares may differ based on each class’ distribution fee, which is identified in Note 2. Class R6 and class Y shares are generally subject to the same expenses as class A, class B, class C, class M and Class R shares, but do not bear a distribution fee. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

56 Short Duration Income Fund

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $52,503,788, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying

Short Duration Income Fund 57

securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund required no such reclassifications.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

58 Short Duration Income Fund

Unrealized appreciation	$9,931,187
Unrealized depreciation	(5,153,798)
Net unrealized appreciation	4,777,389
Undistributed ordinary income	1,991,384
Undistributed long-term gain	953,412
Undistributed short-term gain	1,095,202
Cost for federal income tax purposes	$11,024,333,067

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.500%	of the first $5 billion,	0.300%	of the next $50 billion,
0.450%	of the next $5 billion,	0.280%	of the next $50 billion,
0.400%	of the next $10 billion,	0.270%	of the next $100 billion and
0.350%	of the next $10 billion,	0.265%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.343% of the fund’s average net assets.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through November 30, 2018, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.24% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $12,122,112 as a result of this limit.

Putnam Management has also contractually agreed, through November 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M,

Short Duration Income Fund 59

class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,821,675	Class R	3,298
Class B	991	Class R6	1,786
Class C	12,763	Class Y	2,213,349
Class M	2,774	Total	$5,056,636

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $58,903 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $7,391, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.10%	$4,736,953
Class B	0.75%	0.50%	8,327
Class C	1.00%	0.50%	107,553
Class M	1.00%	0.15%	7,028
Class R	1.00%	0.50%	27,739
Total			$4,887,600

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $277 and $696, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

60 Short Duration Income Fund

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$4,046,602,247	$1,526,295,592
U.S. government securities (Long-term)	—	—
Total	$4,046,602,247	$1,526,295,592

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	654,259,217	$6,577,684,423	508,876,358	$5,112,097,583
Shares issued in connection with
reinvestment of distributions	8,024,067	80,665,550	2,963,333	29,776,933
	662,283,284	6,658,349,973	511,839,691	5,141,874,516
Shares repurchased	(447,341,324)	(4,497,419,996)	(321,538,446)	(3,230,582,579)
Net increase	214,941,960	$2,160,929,977	190,301,245	$1,911,291,937

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	58,036	$582,754	102,246	$1,025,671
Shares issued in connection with
reinvestment of distributions	2,071	20,795	1,062	10,660
	60,107	603,549	103,308	1,036,331
Shares repurchased	(82,112)	(824,357)	(132,684)	(1,331,313)
Net decrease	(22,005)	$(220,808)	(29,376)	$(294,982)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	1,779,222	$17,863,479	2,034,362	$20,414,919
Shares issued in connection with
reinvestment of distributions	25,006	251,045	11,404	114,453
	1,804,228	18,114,524	2,045,766	20,529,372
Shares repurchased	(2,672,392)	(26,820,313)	(1,395,057)	(13,999,134)
Net increase (decrease)	(868,164)	$(8,705,789)	650,709	$6,530,238

Short Duration Income Fund 61

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	118,295	$1,188,438	1,211,498	$12,162,988
Shares issued in connection with
reinvestment of distributions	6,973	70,039	8,887	89,239
	125,268	1,258,477	1,220,385	12,252,227
Shares repurchased	(480,263)	(4,824,339)	(1,561,909)	(15,683,569)
Net decrease	(354,995)	$(3,565,862)	(341,524)	$(3,431,342)

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	464,912	$4,668,665	454,404	$4,559,651
Shares issued in connection with
reinvestment of distributions	6,782	68,091	1,992	19,994
	471,694	4,736,756	456,396	4,579,645
Shares repurchased	(387,753)	(3,894,255)	(279,096)	(2,800,722)
Net increase	83,941	$842,501	177,300	$1,778,923

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	364,683	$3,671,464	308,837	$3,107,325
Shares issued in connection with
reinvestment of distributions	6,322	63,426	2,959	29,758
	371,005	3,734,890	311,796	3,137,083
Shares repurchased	(318,256)	(3,204,488)	(224,819)	(2,261,832)
Net increase	52,749	$530,402	86,977	$875,251

	YEAR ENDED 7/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	613,897,405	$6,177,899,467	404,471,143	$4,067,440,640
Shares issued in connection with
reinvestment of distributions	5,590,520	56,256,927	1,993,011	20,046,453
	619,487,925	6,234,156,394	406,464,154	4,087,487,093
Shares repurchased	(417,920,661)	(4,205,807,103)	(253,276,579)	(2,547,020,923)
Net increase	201,567,264	$2,028,349,291	153,187,575	$1,540,466,170

62 Short Duration Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 7/31/18
Short-term investments
Putnam Short Term
Investment Fund*	$—	$53,061,309	$53,061,309	$—	$—
Total Short-term
investments	$—	$53,061,309	$53,061,309	$—	$—

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Short Duration Income Fund 63

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BNP Paribas	Total
Assets:
Repurchase agreements **	$50,000,000	$50,000,000
Total Assets	$50,000,000	$50,000,000
Liabilities:
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$50,000,000	$50,000,000
Total collateral received (pledged)†##	$50,000,000
Net amount	$—
Controlled collateral received (including
TBA commitments)**	$—	$—
Uncontrolled collateral received	$52,503,788	$52,503,788
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

64 Short Duration Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,159,096 as a capital gain dividend with respect to the taxable year ended July 31, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Short Duration Income Fund 65

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

**Ravi Akhoury**

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

**Other directorships:** RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

**Barbara M. Baumann**

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

**Other directorships:** Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

**Catharine Bond Hill**

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

**Other directorships:** Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

**Dr. Paul L. Joskow**

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

**Other directorships:** Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

66 Short Duration Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2018, there were 101 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Short Duration Income Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

68 Short Duration Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer, and	Vice President, Director of
Legal Counsel	Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Duration Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN736 312430 9/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2018	$84,300	$ —	$4,710	$ —
July 31, 2017	$84,027	$ —	$4,575	$ —

For the fiscal years ended July 31, 2018 and July 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,710 and $4,575 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2018	$ —	$ —	$ —	$ —
July 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 27, 2018